SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

                [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14a-6(e) (2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

               [ ] Soliciting Material Pursuant to ss. 240.14a-12


                                 XL CAPITAL LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

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


                                 XL CAPITAL LTD

                              ---------------------

            NOTICE OF ANNUAL GENERAL MEETING OF ORDINARY SHAREHOLDERS

                            TO BE HELD ON MAY 9, 2003

                              ---------------------



                                                               Hamilton, Bermuda

April 4, 2003

TO THE CLASS A ORDINARY SHAREHOLDERS OF XL CAPITAL LTD:

     Notice is Hereby Given that the Annual General Meeting of Class A Ordinary Shareholders ("Shareholders") of XL CAPITAL LTD (the "Company") will be held at the Executive Offices of the Company, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda, on Friday, May 9, 2003 at 8:30 a.m. local time for the following purposes:

     1.   To elect four Class II Directors to hold office until 2006;

     2. To appoint PricewaterhouseCoopers LLP, New York, New York, to act as the independent auditors of the Company for the fiscal year ending December 31, 2003;

     3. To approve the amendment and restatement of the Company's 1991 Performance Incentive Program;

     4. To approve the amendment and restatement of the Company's Directors Stock & Option Plan that expires in 2003; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only Shareholders of record, as shown by the transfer books of the Company at the close of business on March 24, 2003, are entitled to notice of and to vote at the Annual General Meeting.

     PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. A PROXY NEED NOT BE A SHAREHOLDER OF THE COMPANY. YOUR SHARES WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED IN THE PROXY STATEMENT. IF NO INSTRUCTION IS GIVEN, YOUR SHARES WILL BE VOTED "FOR" ITEMS 1 THROUGH 4 (INCLUSIVE) IN THE PROXY.

                                           By Order of The Board of Directors,

                                           /s/ Paul S. Giordano

                                           Paul S. Giordano
                                           SECRETARY

                                 XL CAPITAL LTD
             XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON HM 11, BERMUDA

                              ---------------------

                                 PROXY STATEMENT

                                       FOR

               THE ANNUAL GENERAL MEETING OF ORDINARY SHAREHOLDERS

                            TO BE HELD ON MAY 9, 2003

                              ---------------------

                                                                   April 4, 2003

     The accompanying proxy is solicited by the Board of Directors of XL CAPITAL LTD (the "Company") to be voted at the Annual General Meeting of Class A Ordinary Shareholders ("Shareholders") of the Company to be held on May 9, 2003 and any adjournments thereof.

     When such proxy is properly executed and returned, the Class A Ordinary Shares, par value U.S.$0.01 per share ("Ordinary Shares" or "Shares"), of the Company it represents will be voted at the meeting on the following: (1) the election of the four nominees for Class II Directors identified herein; (2) the appointment of PricewaterhouseCoopers LLP, New York, New York ("Auditors"), to act as the independent auditors of the Company for the fiscal year ending December 31, 2003; (3) to approve the amendment and restatement of the Company's 1991 Performance Incentive Program; (4) to approve the amendment and restatement of the Company's Directors Stock & Option Plan that expires in 2003; and (5) such other business as may properly come before the meeting or any adjournments thereof.

     Any Shareholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Secretary of the Company in writing, by voting in person at the Annual General Meeting or by execution of a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

     Shareholders of record as of the close of business on March 24, 2003 will be entitled to vote at the meeting. As of March 24, 2003, there were 135,524,453 outstanding Ordinary Shares entitled to vote at the meeting, with each Share entitling the holder of record on such date to one vote (subject to certain limitations set forth in the Company's Articles of Association--see "Beneficial Ownership").

     This Proxy Statement, the attached Notice of Annual General Meeting and the accompanying proxy card are first being mailed to Shareholders on or about April 4, 2003.

     Other than the approval of the minutes of the 2002 Annual General Meeting, the Company knows of no specific matter to be brought before the Annual General Meeting, which is not referred to in this Notice of Meeting. If any such matter comes before the meeting, including any Shareholder proposal properly made the proxy holders will vote proxies in accordance with their judgment.

     Directors will be elected at the Annual General Meeting by a majority of the votes cast at the meeting by the holders of Shares represented in person or by proxy at the meeting, provided there is a quorum (consisting of holders of at least fifty percent (50%) of the outstanding Shares being present in person or by proxy). Approval of the appointment of the Auditors and the other matters referred to in Items 1 through 4 above will be by similar vote.

                              BENEFICIAL OWNERSHIP

     The following table lists the beneficial ownership of each person or group who, as of a recent date, owned, to the Company's knowledge, more than 5% of the Company's Class A Ordinary Shares outstanding. The table is based upon information contained in filings with the Securities and Exchange Commission.

                                                                            AMOUNT AND NATURE OF
TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------            -----------------------------------                 --------------------    ---------------
Ordinary Share,         Capital Research and Management Company                  12,775,700              9.4%
Class A                 333 South Hope Street, Los Angeles, CA 90071

Ordinary Share,         Janus Capital Management LLC                              7,733,960              5.7%
Class A                 100 Fillmore Street, Denver, Colorado 80206-4923

Ordinary Share,         Franklin Resources, Inc.                                  7,564,843              5.6%
Class A                 One San Mateo, CA 94403-1906

Ordinary Share,         Putnam Investment Management, LLC                         7,413,653              5.5%
Class A                 One Post Office Square, Boston, MA 12110

----------
(1) Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person constitute 10% or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Articles of Association. "Controlled Shares" include, among other things, all Ordinary Shares that such person is deemed to beneficially own directly, indirectly or constructively (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934).


                               BOARD OF DIRECTORS

     The Company's Articles of Association provide that the Board of Directors (sometimes referred to herein as the "Board") shall be divided into three classes designated Class I, Class II and Class III, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors.

     The term of office for each Director in Class II expires at the Annual General Meeting of the Company in 2003; the term of office for each Director in Class III expires at the Annual General Meeting in 2004; and the term of office for each Director in Class I expires at the Annual General Meeting in 2005; and at each Annual General Meeting the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election.

     In fiscal 2002, there were six meetings of the Board and all incumbent Directors, other than Mr. Jeanbart, attended at least 75% of such meetings and of the meetings held by all committees of the Board of which they were a member. Mr. Jeanbart attended 59% of the meetings of the Board and committees of the Board of which he was a member. At each regularly scheduled meeting of the Board, the non-management directors meet in executive session without any member of management in attendance. Mr. Loudon and, in his absence, Mr. Weiser were selected by the independent Directors to preside at such executive sessions of the Board. The Board plans to consider annually the selection of the independent Director to preside at executive sessions of non-management Directors.

     The Board of Directors has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Finance Committee. The Board has determined that each of the directors of the Company, other than Messrs. Esposito and O'Hara, are independent directors; the Audit, Compensation and Nominating and Corporate Governance Committees consist solely of independent directors as so determined.

AUDIT COMMITTEE

     The Audit Committee's primary purpose is to assist the Board's oversight of the integrity of the Company's financial statements and system of internal control, the independent auditor's qualifications, independence and performance, the performance of the Company's internal audit function, and the Company's compliance with legal and regulatory requirements. The Audit Committee has the sole authority to appoint and terminate the independent auditors and to approve their compensation. Messrs. Thornton (Chairman), Jeanbart, Rance, Senter, Dr. Thrower and Sir Brian Corby comprise the Audit Committee. The Audit Committee met six times during fiscal 2002. The Board has determined that at least two financial experts, Messrs. Senter and Thornton, serve on the Audit Committee.

COMPENSATION COMMITTEE

     The Compensation Committee reviews the performance and compensation of the Chairman, the Chief Executive Officer and other senior corporate officers, establishes overall employee compensation policies and recommends to the Board major compensation programs. The Compensation Committee also recommends to the Board restricted stock and option awards under the Company's stock incentive plans and benefits under other compensation plans of the Company. Messrs. Comey (Chairman), Glauber, Loudon and Weiser comprise the Compensation Committee. The Compensation Committee met six times during fiscal 2002.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee makes recommendations to the Board as to nominations for the Board (including qualifications and criteria for Board and Committee memberships) and compensation for Board and Committee members, as well as structural, governance and procedural matters. The Nominating and Corporate Governance Committee also reviews shareholder proposals, the performance of the Board, tenure and retirement policies of the Board and the Company's succession planning. Messrs. Weiser (Chairman), Loudon and Dr. Parker comprise the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met six times during fiscal 2002.

FINANCE COMMITTEE

     The Finance Committee establishes and recommends the financial policies of the Company and reviews the Company's capital management practices, dividend policy, mergers, acquisitions and divestitures, significant strategic investments, overall investment policy and performance. Messrs. Loudon (Chairman), Bornhuetter, Esposito, Glauber, O'Hara, Dr. Parker, Senter, Thornton and Weiser comprise the Finance Committee. The Finance Committee met six times during fiscal 2002.

DIRECTORS COMPENSATION

     During fiscal 2002, all Directors (except for the Chairman of the Board and Directors who are also employees of the Company) received an annual fee of $35,000, plus $3,000 per meeting, including informational meetings. Committee Chairmen also received an additional annual fee of $3,000 and all Committee members received an attendance fee of $1,500 per meeting. Prior to the beginning of each fiscal year, Directors may elect to defer all or part of the Board annual retainer in increments of $5,000. Deferred payments are credited in the form of share units, calculated by dividing 110% of the deferred payment by the market value of the Company's Ordinary Shares at the beginning of the fiscal year, in accordance with the terms of the Company's Directors Stock & Option Plan, as amended. Alternatively, Directors may elect to receive their annual retainers in the form of Shares having a value equal to their annual fees.

     The following Directors elected to defer all or a portion of their annual retainer for fiscal 2002:

                                                                        SHARE
                                                        AMOUNT          UNITS
         DIRECTORS                                     DEFERRED       CREDITED
         --------                                      --------       --------
         Ronald L. Bornhuetter ......................   $35,000          423
         Dale Comey .................................   $35,000          423
         Robert Glauber .............................   $35,000          423
         John Loudon ................................   $15,000          181
         Robert S. Parker ...........................   $20,000          241
         John Thornton ..............................   $35,000          423
         Ellen E. Thrower ...........................   $20,000          242

     On March 8, 2002, all non-employee Directors were granted 5,000 options exercisable at $93.00 per share (the fair market value on March 8, 2002) pursuant to the terms of the 1991 Performance Incentive Program, as amended and restated. In addition, under the Company's Stock Plan for Non-employee Directors (the "Stock Plan"), as of January 1 of each year, Ordinary Share units are credited to the account of each non-employee Director. The number of Ordinary Share units credited each year is equal to the annual retainer fee divided by the fair market value of an Ordinary Share on each January 1. Dividends are credited as additional Ordinary Share units. Benefits under the Stock Plan will be distributed in the form of Ordinary Shares following termination of a non-employee Director's service on the Board.

     Michael P. Esposito, Jr.'s annual compensation as Chairman of the Board with respect to fiscal 2002 comprised a salary of $612,500, pension contributions of $136,250, a bonus of $750,000, a grant of 80,000 options at an exercise price of $68.62 per Ordinary Share and a restricted stock award of 10,000 Ordinary Shares. In fiscal 2002, Mr. Esposito was granted 90,000 options at an exercise price of $93.00 per Ordinary Share for fiscal 2001 services.

     Under the terms of an agreement entered into in connection with the acquisition in 1999 of NAC Re Corporation ("Nac Re") by the Company, Mr. Bornhuetter, who had been Chairman of the Board and Chief Executive Officer of Nac Re and who became a director of the Company, receives a supplemental pension of $162,892 per year, which commenced in August 1999, for his lifetime and, upon his death, 50% of that amount per year will be received by his surviving spouse for her lifetime. In addition, the agreement provides that Mr. Bornhuetter is entitled to the continuance of certain insurance benefits.

     The Company provided to Mr. O'Hara, a Director and the President and Chief Executive Officer of the Company, a facility to borrow up to $1 million from the Company. This facility did not bear interest unless Mr. O'Hara terminated his employment with the Company, at which time the interest would have been the applicable United States Federal rate for long-term loans determined in accordance with Section 1274(d) of the United States Internal Revenue Code of 1986, as amended. The facility required repayment of amounts drawn in ten annual installments. In calendar year 2002, the largest amount outstanding under this facility was $440,000. The facility was terminated in December 2002 and all outstanding loans were then repaid.

                              CERTAIN TRANSACTIONS

     As of December 31, 2002 a subsidiary of the Company owned an approximately 33.4% equity interest (calculated excluding unexercised employee stock options) in Measurisk LLC ("Measurisk"), a New York limited liability company, in which Mr. Glauber holds a 19.8% equity interest (calculated excluding unexercised employee stock options). During 2002 the Company increased its equity interest in Measurisk from 26.7% to 33.4% and paid $500,000 to Measurisk for such increased interest (in addition to fees for risk analysis services, a portion of which was credited to increase the Company's equity interest). During 2002 the Company paid Measurisk $277,000 for risk analysis services provided to it by Measurisk.

     An investment vehicle (the "Partnership") was formed in 2001. The general partner of the Partnership is a wholly owned subsidiary of the Company (the "General Partner"). All of the limited partners of the Partnership are current or former senior personnel or Directors of the Company or its subsidiaries (the "Limited Partners"). 80% of the investments in the Partnership have been made by the General Partner and 20% by the Limited Partners. In March 2002, the Partnership invested in 90,000 Series A convertible voting preferred shares of Primus Guaranty Ltd. ("Primus") for a purchase price of $2,250,000. The Company also invested in 2,910,000 Series A Convertible voting preferred shares of Primus for a purchase price of $72.75 million. In addition, the Company received warrants to purchase 11,317,972 common shares of Primus at an exercise price of $0.6481 per common share. The Partnership determined in May 2002 not to make co-investments with the Company and not to make any investments not previously committed to and, accordingly, returned uncommitted cash (together with interest earned on such cash) to the partners who had deposited such cash with the Partnership; the Partnership is, therefore, basically in wind down. Otherwise, no distributions have been made to the General or Limited Partners by the Partnership since its formation. Under the Partnership Agreement, as amended in 2003, distributions, when made, are to the General Partner and the Limited Partners pro rata in proportion to each of their capital contributions. Net limited partner capital contributions of present executive officers and directors (other than Messrs. Comey, Glauber and Weiser who did not participate in the Partnership) are as follows: $114,678.44 for Messrs. O'Hara and Esposito; $91,742.75 for Mr. Keeling, Ms. Luck and Mr. Lusardi; $68,807.06 for Mr. Greetham; and less than $50,000 in the case of each other person.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") and the NYSE reports on Forms 3, 4 and 5 concerning their ownership of the common stock and other equity securities of the Company.

     The Company believes that all of its officers and directors and those greater-than-10% Shareholders that filed any reports, filed all of such reports on a timely basis during the year ended December 31, 2002, with the exception of one Form 4 filing for Mr. Thornton that was filed after the date due.

                            I. ELECTION OF DIRECTORS

     At the Annual General Meeting, four Class II Directors are to be elected to hold office until the 2006 Annual General Meeting of Ordinary Shareholders. All of the nominees are currently serving as Directors and were appointed or elected in accordance with the Company's Articles of Association. The Directors of the Company will continue to serve in accordance with their previously appointed or elected terms.

     Unless authority is withheld by the Shareholders, it is the intention of the persons named in the enclosed proxy to vote for the nominees listed below. All of the nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, principal occupation and other information concerning each Director is set forth below.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES.

                     NOMINEES FOR WHOM PROXIES WILL BE VOTED

NOMINEES FOR CLASS II DIRECTORS FOR TERMS TO EXPIRE IN 2006:

     Dale R. Comey, age 60, has been a Director of the Company since November 2001. He was Executive Vice President at the corporate headquarters of the ITT Corporation from 1990 to 1996, where he was responsible for directing the operations of several ITT business units, including ITT Hartford and ITT Financial Corporation. Mr. Comey also served as President of Hartford Fire Insurance Company from 1988 to 1990. Before that, Mr. Comey was President and Chief Operating Officer of ITT Hartford Fire Insurance Company.

     Brian M. O'Hara, age 54, has been President and Chief Executive Officer of the Company since 1994 and a Director of the Company since 1986 having previously served as Vice Chairman of the Company from 1987 to 1994. He has also served as Chairman of XL Insurance (Bermuda) Ltd since December 1995, having served prior thereto as Chairman, President and Chief Executive Officer from 1994, as President and Chief Executive Officer from 1992 and as President and Chief Operating Officer from 1986. Mr. O'Hara currently serves as a Trustee of The School of Risk Management, St. John's University.

     John T. Thornton, age 65, has been a Director of the Company since 1988. Mr. Thornton is the Chairman of JT Investments, a property and investment company he founded in 1999. Mr. Thornton served as Executive Vice President and Chief Financial Officer of Wells Fargo & Company (formerly Norwest Corporation) from 1987 to November 1998. Mr. Thornton also served as Executive Vice President and Financial Executive of Wells Fargo & Company from December 1998 until November 1999.

     John W. Weiser, age 71, has been a Director of the Company since 1986. Mr. Weiser served as Senior Vice President and director of Bechtel Group, Inc. from 1980 to 1998. Mr. Weiser served as President of Bechtel Enterprises, Inc. from 1988 to 1992; as General Counsel of Bechtel Group, Inc. from 1980 to 1988 and from 1992 to 1996; and as Director of Alliances from 1986 to 2002. Mr. Weiser also served as a director of Fremont Group Inc. from 1986 to 2002. Mr. Weiser is currently a Director of GRX Technologies Inc. and Chairman of the Board of The Graduate Theological Union.


          DIRECTORS WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THIS MEETING

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2004:

     John Loudon, age 67, has been a Director of the Company since 1992. Mr. Loudon is Chairman of Caneminster Ltd., a British investment company and Simon Murray & Company Limited. Mr. Loudon serves as a director of Heineken N.V., Exel plc and Derby Trust plc. Mr. Loudon also served as Chairman of Warrior International Limited from 1988 to 1991 and director of NM Rothschild & Sons Ltd from 1970 to 1988.

     Robert S. Parker, age 65, has been a Director of the Company since 1991. Dr. Parker is currently Dean Emeritus and the Robert S. Parker Chaired Professor of the McDonough School of Business at Georgetown University. He served as Dean of the School of Business Administration at Georgetown University from 1986 to 1997. Dr. Parker currently serves as a director of Middlesex Mutual Assurance Company.

     Alan Z. Senter, age 61, has been a Director of the Company since 1986. Mr. Senter is the Chairman of AZ Senter Consulting LLC, a financial advisory firm he founded in 1993. Mr. Senter served as Executive Vice President and Chief Financial Officer of Nynex Corporation from 1994 to 1997. Mr. Senter served as a director and Executive Vice

President and Chief Financial Officer of International Specialty Products from 1992 to 1994. Mr. Senter previously served as the Vice President and Senior Financial Officer of Xerox Corporation from 1967 to 1992.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2005:

     Ronald L. Bornhuetter, age 70, has been a Director of the Company since June 1999. Mr. Bornhuetter acted as a Consultant to NAC Re from 1999 to 2001 and served as Chairman of NAC Re from 1993 until 1999 and Chairman of the Board of NAC Reinsurance Corporation from 1990 until 1999, having served as a director of both companies since August 1985. Mr. Bornhuetter served as a director of NAC Reinsurance International Limited from 1994 to 2000. Mr. Bornhuetter is a director of Cybersettle.com Inc., a director of the Underwriter Insurance Company Ltd. and R.K. Carvill Ltd. and a volunteer director of International Executive Service Corporation. Mr. Bornhuetter served as Chairman of Denham Syndicate Management Limited from 1997 to 2001, as Chief Financial Officer of General Re Corporation from 1966 to 1985, and also served as director of Frontier Inc. until May 2001. Mr. Bornhuetter is also a Fellow and former President of the Casualty Actuarial Society; a member and former President of the American Academy of Actuaries and he also served as Chairman of the Actuarial Standards Board. He is also a member of the International Actuarial Association, and a former Vice President and head of the U.S. delegation to its Ruling Council. Mr. Bornhuetter is a Trustee of The College of Wooster, Wooster, Ohio and a member of ASTIN and AFIR.

     Michael P. Esposito, Jr., age 63, has been Chairman of the Board since 1995 and a Director of the Company since 1986. Mr. Esposito currently serves as a director of Annuity and Life Re (Holdings), Ltd. and Forest City Enterprises. Mr. Esposito was Co-Chairman of Inter-Atlantic Capital Partners, Inc. from 1995 to 2000. Mr. Esposito served as Chief Corporate Compliance, Control and Administration Officer of The Chase Manhattan Corporation from 1991 to 1995, having previously served as Executive Vice President and Chief Financial Officer from 1987 to 1991.

     Robert R. Glauber, age 64, has been a Director of the Company since August 1998. Mr. Glauber is the Chairman and Chief Executive Officer of The National Association of Securities Dealers, Inc. Mr. Glauber is a director of Moody's Corporation, Inc., and The National Association of Securities Dealers, Inc. Mr. Glauber formerly was the Under Secretary at the U.S. Treasury Department, Washington, D.C., a Director of various Dreyfus Corp. investment funds and the Federal Reserve Bank of Boston. Mr. Glauber was a Lecturer at the John F. Kennedy School of Government, Harvard University, in Cambridge, Massachusetts, from 1992 to 2000 and was also a Professor of Business Administration at the Harvard Business School.

     Paul Jeanbart, age 63, has been a Director of the Company since August 1998. Mr. Jeanbart has been the Chief Executive Officer of Rolaco Group of Companies since 1977. Mr. Jeanbart also serves as a director of Rolaco Holdings S.A., Club Mediterranee S.A., Christofle S.A., Semiramis Hotels Co., Delta International Bank S.A. and Sodexho Alliance S.A. and as President of Hotels Intercontinental Geneva, S.A.

     Cyril Rance, age 68, has been a Director of the Company since 1990. Mr. Rance served as President and Chief Executive Officer of the Bermuda Fire & Marine Insurance Co. Ltd. from 1985 to 1990. Mr. Rance has also had a long and varied career in civic and government service. Mr. Rance also serves as a director of several investment, real estate and insurance companies located in Bermuda. He is currently the chairman of the advisory board of The Salvation Army in Bermuda.

     Ellen E. Thrower, age 56, has been a Director of the Company since December 1995. Dr. Thrower is Executive Director of The School of Risk Management, St. John's University. Dr. Thrower also serves as a director on the Boards of Pennsylvania National Insurance Corporation, SCOR U.S. Corporation, Risk Foundation and United Educators Risk Retention Group, Inc. Dr. Thrower was also President and Chief Executive Officer of The College of Insurance from 1988 to 2001.

          EQUITY SECURITIES OWNED BENEFICIALLY AS OF FEBRUARY 28, 2003

     The following table summarizes the beneficial ownership as of February 28, 2003 of the Shares of the Company by each Director and executive officer of the Company for the year ended December 31, 2002, and all such Directors and executive officers of the Company as a group.

                                        NUMBER OF      EXERCISABLE
                                          SHARES       OPTIONS (1)     TOTAL (2)
                                        ----------     ----------      ---------
Ronald L .Bornhuetter (3) ..............    76,444       269,709        346,153
Nicholas M. Brown, Jr. .................    27,167       300,544        327,711
Dale Comey .............................     1,351        10,000         11,351
Sir Brian Corby ........................     4,094        16,000         20,094
Jerry de St. Paer ......................    13,000        38,334         51,334
Michael P. Esposito, Jr. (4) ...........   154,223       178,644        332,867
Robert R. Glauber ......................    14,371        21,000         35,371
Paul Jeanbart (5) ......................   129,122        19,066        148,188
Henry C.V. Keeling .....................   137,601       140,001        277,602
John Loudon ............................     6,833        31,000         37,833
Robert R. Lusardi (6) ..................     8,798       313,835        322,633
Brian M. O'Hara (7) ....................   351,875       919,826      1,271,701
Robert S. Parker .......................     7,872        31,000         38,872
Cyril Rance ............................    11,876        31,000         42,876
Alan Z. Senter .........................    11,541        31,000         42,541
John T. Thornton .......................    23,442        26,718         50,160
Ellen E. Thrower .......................     5,103        29,000         34,103
John W. Weiser (8) .....................    40,400        24,000         64,400

                                         1,025,113     2,430,677      3,455,790

----------
(1) Shares underlying options that are exercisable within 60 days of February 28, 2003.

(2) To the Company's knowledge, no Director or executive officer had a beneficial ownership interest in excess of one percent of the outstanding Shares as of February 28, 2003. As a group, all Directors and executive officers of the Company had a beneficial ownership interest in approximately 3% of the outstanding Shares on the basis of the number of outstanding Shares as of February 28, 2003.

(3) Includes 22,372 Shares that Mr. Bornhuetter owns indirectly. (4) Includes 8,779 Shares that Mr. Esposito owns indirectly.

(5) Includes 125,644 Shares owned by Oryx Finance Limited in which Mr. Jeanbart has an indirect interest. (6) Includes as options 40,500 Shares issuable upon the exercise of a warrant dated as of December 1, 1997 purchased by Mr. Lusardi from the Company. The warrant may be exercised in whole or in part from time to time at an exercise price equal to $61.50 per share until the close of business on November 30, 2007.

(7) Includes 2,234 shares that Mr. O'Hara owns indirectly.

(8) Includes 7,000 options assigned to a family partnership. Does not include 8,500 shares held by a charitable foundation as to which Mr. Weiser has voting and/or investment power and as to which he disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation of the five most highly compensated executive officers of the Company for services paid for or rendered with respect to the Company and its subsidiaries in all capacities for the Company's last three fiscal years:

                                                                                    LONG-TERM COMPENSATION
                                                   ANNUAL COMPENSATION                       AWARDS
                                     ---------------------------------------------  -----------------------
                                                                         OTHER      RESTRICTED  SECURITIES
                                                                        ANNUAL         STOCK    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY        BONUS   COMPENSATION(1)  AWARD(2)   OPTIONS(3)   COMPENSATION(4)
---------------------------          ----   ----------   ---------- --------------- ----------  ----------  ---------------
Brian M. O'Hara (5)                  2002   $1,000,000   $1,000,000    $131,525       $862,500    140,000       $200,000
   President and Chief               2001   $1,000,000   $1,000,000    $140,004             --    140,000       $200,000
   Executive Officer of              2000     $900,000     $950,000    $148,826       $988,910     75,000       $185,000
   the Company

Jerry de St. Paer (6)                2002     $400,000     $700,000    $361,254        138,000     30,000       $110,000
   Executive Vice President and      2001     $344,102     $850,000    $141,571     $1,014,000     85,000       $119,410
   Chief Financial Officer of
   the Company

Nicholas M. Brown, Jr.               2002     $650,000     $450,000     $85,280       $276,000     40,000     $2,710,000
   Executive Vice President          2001     $650,000     $450,000     $39,032             --     55,000        $55,232
   of the Company and Chief          2000     $645,833     $450,000          --       $380,350     50,000        $25,703
   Executive Officer of
   Insurance Operations

Henry C.V. Keeling                   2002     $482,910     $500,000    $195,045       $345,000     40,000        $94,829
   Executive Vice President          2001     $450,000     $300,000    $204,443             --     55,000        $75,000
   of the Company and Chief          2000     $450,000     $275,000    $195,535       $456,420         --        $72,500
   Executive Officer of
   Reinsurance Operations

Robert R. Lusardi                    2002     $550,000     $500,000      $3,832       $276,000     35,000        $77,500
   Executive Vice President          2001     $550,000     $450,000    $150,500             --     55,000        $55,000
   of the Company and Chief          2000     $500,000     $450,000    $183,355       $760,700     60,000        $50,000
   Executive Officer of
   Financial Products and
   Services

----------
(1) Mr.  O'Hara  received  $96,000 for housing  expenses in each of fiscal years
    2002, 2001 and 2000. Mr. Brown received $65,000 for housing expenses in fiscal year 2002. Mr. Lusardi received $144,000 for housing expenses in each of fiscal years 2001 and 2000. Mr. de St. Paer, who commenced employment with the Company on February 20, 2001, received $169,000 for housing expenses in fiscal year 2002 and $132,000 in 2001 and relocation allowances of $80,000 and $20,000 in 2002 and 2001, respectively.

(2) Messrs. O'Hara, de St. Paer, Brown, Keeling and Lusardi were granted 12,500, 2,000, 4,000, 5,000 and 4,000 shares of restricted stock, respectively, in 2003 for 2002. Each of these grants vests 25% annually over four years from the date of grant. Messrs. O'Hara, Brown, Keeling and Lusardi were granted 13,000, 5,000, 6,000, and 10,000 shares of restricted stock, respectively, in 2001 for 2000. Mr. de St. Paer was granted 13,000 shares of restricted stock in 2001 upon commencement of his employment with the Company. Each of these grants vests 25% annually over four years from the date of grant. As of December 31, 2002, Messrs. O'Hara, de St. Paer, Brown, Keeling and
    Lusardi held 13,250, 9,750, 6,250, 5,500 and 8,500 unvested shares of restricted stock, respectively, having a fair market value of $1,023,562, $753,188, $482,812, $424,875 and $656,625, respectively. Dividends will be paid on the unvested restricted stock if, and to the extent, paid on Ordinary Shares generally.

(3) Represents options granted in respect of compensation for the fiscal year indicated.

(4) All other compensation relates to contributions to the Company's Pension Plans except with respect to Mr. Brown who received a special bonus of $2.6 million paid in connection with the renegotiation of his new employment agreement in 2002 in which, among other things, Mr. Brown agreed to waive his right to terminate his employment and to extend the term of his employment to January 1, 2005.

(5) See "Board of Directors--Directors Compensation."

(6) Mr. de St. Paer's 2001 bonus included a signing bonus of $400,000, which was paid to him when he joined the Company in February 2001.

                       OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table shows the options granted in the last fiscal year to the five most highly compensated executive officers of the Company together with the potential realizable value at assumed rates of return:

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF
                                                                                                    STOCK PRICE
                                                                                                 APPRECIATION FOR
                                                        INDIVIDUAL GRANTS                           OPTION TERM
                                  ----------------------------------------------------------------------------------
                                    NUMBER OF       % OF
                                   SECURITIES   TOTAL OPTIONS
                                   UNDERLYING    GRANTED TO       EXERCISE
                                     OPTIONS    EMPLOYEES IN    OR BASE PRICE
NAME AND PRINCIPAL POSITION        GRANTED(1) LAST FISCAL YEAR (PER SHARE)(2) EXPIRATION DATE     5%          10%
------------------------            ---------   -------------    -----------   -------------  ----------  ----------
Brian M. O'Hara                     138,925             3.8%        $ 93.00    March 8, 2012  $8,125,334  $20,591,192
   President and Chief                1,075(3)                                 March 8, 2012     $62,874     $159,334
   Executive Officer of
   the Company

Jerry de St. Paer                    53,925             1.5%        $ 93.00    March 8, 2012  $3,153,922   $7,992,658
   Executive Vice President and       1,075(3)                                 March 8, 2012     $62,874     $159,334
   Chief Financial Officer of
   the Company

Nicholas M. Brown, Jr.               55,000             1.5%        $ 93.00    March 8, 2012  $3,216,796   $8,151,993
   Executive Vice President
   of the Company and
   Chief Executive Officer
   of Insurance Operations

Henry C.V. Keeling                   55,000             1.5%        $ 93.00    March 8, 2012  $3,216,796   $8,151,993
   Executive Vice President
   of the Company and
   Chief Executive Officer
   of Reinsurance Operations

Robert R. Lusardi                    55,000             1.5%        $ 93.00    March 8, 2012  $3,216,796   $8,151,993
   Executive Vice President
   of the Company and
   Chief Executive Officer
   of Financial Products
   and Services

----------
(1) All options were granted under the Company's 1991 Performance Incentive Program.
(2) Market price at date of grant.
(3) Incentive stock options were granted under the 1991 Performance Incentive Program.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table shows the options exercised during the last fiscal year by the five most highly compensated executive officers of the Company together with the number and value of unexercised options at December 31, 2002:

                                                                 NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED            IN THE
                                      SHARES                          OPTIONS AT               MONEY OPTIONS
                                     ACQUIRED     IMPLIED VALUE    DECEMBER 31, 2002       AT DECEMBER 31, 2002
NAME AND PRINCIPAL POSITION         ON EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
--------------------------          -----------   ------------ ------------------------  ------------------------
Brian M. O'Hara                       22,233         $359,897       814,690/223,467        $23,883,808/$951,746
   President and Chief
   Executive Officer of
   the Company

Jerry de St. Paer                         --               --         10,000/70,000                     $--/$--
   Executive Vice
   President and Chief
   Financial Officer of
   the Company

Nicholas M. Brown, Jr.                21,500       $1,274,924       265,544/117,613         $6,614,958/$749,860
   Executive Vice
   President of the
   Company and Chief
   Executive Officer of
   Insurance Operations

Henry C.V. Keeling                   102,635       $4,470,746        105,000/88,333                $857,074/$--
   Executive Vice
   President of the
   Company and Chief
   Executive Officer of
   Reinsurance Operations

Robert R. Lusardi                         --               --        235,001/94,999              $4,018,750/$--
   Executive Vice
   President of the
   Company and Chief
   Executive Officer of
   Financial Products and Services


----------
* No options have adjustable exercise prices.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                           NUMBER OF SECURITIES
                                              NUMBER OF                                   REMAINING AVAILABLE FOR
                                          SECURITIES TO BE        WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER EQUITY
                                        ISSUED UPON EXERCISE      EXERCISE PRICE OF         COMPENSATION PLANS
                                       OF OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
                                         WARRANTS AND RIGHTS     WARRANTS AND RIGHTS      REFLECTED IN COLUMN (A))
PLAN CATEGORY                                    (A)                     (B)                        (C)
-------------                          ----------------------   ---------------------     ------------------------
Equity compensation plan approved            10,632,766                $72.43                   10,338,426(1)
  by security holders

Equity compensation plan not approved           565,300                $50.00                      122,677(3)
  by security holders (2)

TOTAL                                        11,198,066                $71.31                   10,461,103

----------
(1) 997,621 shares may be issued as awards of restricted stock, restricted stock units or performance shares.
(2) The Company's 1999 Performance Incentive Program for Employees (the "1999 Program") provides for grants of non-statutory stock options, restricted stock, performance shares and performance units to employees of the Company and its subsidiaries who are not subject to the reporting requirements of
     Section 16(a) of the Securities Exchange Act of 1934. The 1999 Program is administered by the Board of Directors of the Company or the Compensation Committee, as determined from time to time by the Board of Directors.
(3) 122,677 shares may be issued as awards of restricted stock or performance shares.


        EXISTING EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
           CHANGE-IN-CONTROL ARRANGEMENTS OF NAMED EXECUTIVE OFFICERS

     The Company or one of its subsidiaries has entered into employment agreements with two of its named executive officers: Nicholas M. Brown, Jr., Executive Vice President of the Company and Chief Executive of Insurance Operations, and Jerry de St. Paer, Executive Vice President and Chief Financial Officer of the Company.

     Mr. Brown entered into a new employment agreement with the Company as of April 1, 2002. Mr. Brown's employment agreement provides that he will be employed as the Chief Executive of Insurance Operations for the Company, an Executive Vice President of the Company, and Chief Executive Officer of XL Insurance, Inc. The agreement with Mr. Brown also provides for (i) a continuation of his base salary at the rate in effect on the date of the agreement, subject to annual review for possible increases at the discretion of the Compensation Committee; (ii) an annual bonus as approved by the Compensation Committee based on corporate, individual and business unit performance measures established by the Compensation Committee, with a target annual bonus equal to 90% of base salary; (iii) a special bonus of $2,600,000 paid in 2002; (iv) eligibility on the same basis as comparable executives to participate in the Company's 1991 Performance Incentive Program, as determined in the discretion of the administrator of that program; and (v) the right to participate in such other employee benefit or fringe benefit programs for senior officers as are in effect from time to time. The term of the employment agreement with Mr. Brown will expire on January 1, 2005. Mr. Brown has agreed to certain confidentiality, non-competition and non-solicitation provisions set forth in the agreement.

     If Mr. Brown's employment is terminated by the Company without cause (as defined) or by Mr. Brown for good reason (as defined), in either case within 2 years following a change in control (as defined), or his employment is terminated by the Company in connection with or in anticipation of a change in control within one year prior to the date on which a change in control occurs, he will be entitled to (i) his then-current base salary through the date of termination; (ii) a cash lump sum payment equal to (x) two times his base salary and (y) two times the highest of the largest annual bonus awarded in the three year period preceding the year in which the change in control occurs or the targeted annual bonus for the year of such termination; (iii) an amount equal to the higher of his annual bonus actually awarded in the year immediately preceding the year of the change in control or his targeted annual bonus for the year of termination, prorated for the period actually worked in the year of termination; (iv) accelerated vesting as of the date of termination of all stock options or restricted shares held by him to the extent specified in the applicable agreements; (v) continued participation for up to two years in employee benefit and fringe benefit programs of the Company; (vi) accelerated vesting of accrued benefits under the Company's pension plans; and (vii) continued participation under the Company's pension plans for two years following termination of employment. Mr. Brown will also be entitled to gross-up payments in the event excise taxes are imposed on him under Section 280G of the United States Internal Revenue Code, as set forth in the agreement.

     In the event that Mr. Brown's employment is terminated by the Company not for cause (other than in the circumstances described above) or Mr. Brown terminates his employment (other than in the circumstances described above) following the failure to appoint or reappoint him to the positions described above, the assignment of duties to him that are inconsistent with his positions, the relocation of his place of employment, or material breach by the Company of the agreement, which, in any such case, is not cured as provided in the agreement, Mr. Brown will receive the following: (i) his then current base salary through the date of termination; (ii) a cash lump sum payment equal to
(x) the amount of his base salary which would have been payable over the following two years and (y) two times (or one times if the date of termination is after January 1, 2003) the higher of targeted annual bonus for the year of termination or the bonus actually awarded for the immediately preceding year;
(iii) a pro rata bonus for the year of termination in an amount determined by the Compensation Committee, based on actual achievement of corporate, business unit and individual performance results; (iv) vesting of stock options and restricted shares held by him as specified in the applicable agreements; and (v) continued participation in employee benefit programs and fringe benefit programs for the remainder of the stated term of the agreement (or two years if shorter). In the event of Mr. Brown's death or disability, he (or his estate) would receive a pro rata bonus, accelerated vesting of stock options and restricted stock, accelerated vesting under the Company's pension plans, and base salary for six months after termination.

     Mr. Brown and the Company have also entered into a supplemental defined benefit pension agreement. The supplemental defined benefit pension agreement provides that Mr. Brown will receive a supplemental pension, beginning on the later of his termination of employment or the date he attains age 50, equal to 50% of his final average compensation, including base salary and regular annual bonus at target. Such supplemental pension benefits will be reduced by benefits payable to Mr. Brown under the defined benefit plans of the Company or its affiliates or under the defined benefit plans of Mr. Brown's prior employers. Any retirement benefit that is payable prior to age 60 shall be reduced by 5% per year to reflect its expected period of payment. This benefit will be payable to Mr. Brown for his lifetime and, following his death, 50% of such amount would be payable to his surviving spouse, if any, for her lifetime. As of December 31, 2002, the estimated aggregate annual benefit payable to Mr. Brown under his defined benefit pension arrangements with the Company at age 60 is $517,350.

     Mr. de St. Paer's employment agreement provides for (i) a base salary which is subject to review for increase annually; (ii) an annual bonus pursuant to the Company's incentive compensation plan as determined by the Compensation Committee of the Board and stock option and restricted share grants pursuant to the Company's performance incentive program; (iii) reimbursement for or payment of certain travel, living and other expenses; and (iv) the right to participate in such other employee or fringe benefit programs for senior executives as are in effect from time to time. Mr. de St. Paer's employment agreement expires on March 1, 2004 and will be automatically extended for additional one year periods unless the Company or Mr. de St. Paer provides written notice at least three months prior to the then scheduled expiration date. Mr. de St. Paer has agreed to certain confidentiality, non-competition and non-solicitation provisions set forth in the agreement.

     Mr. de St. Paer's agreement further provides that, in the event of termination of his employment prior to the expiration date by reason of death or disability, Mr. de St. Paer (or in the case of death, Mr. de St. Paer's spouse or estate) is entitled to receive his then current base salary through the end of the sixth month after the month in which his employment is terminated. Mr. de St. Paer's estate shall be entitled to any annual bonus awarded but not yet paid and a bonus for the year of death in an amount determined by the Compensation Committee. Mr. de St. Paer's estate shall also be entitled to accelerated vesting of his rights under any option or restricted share grants and pension plans.

     In the event of termination of his employment without cause prior to a Change in Control (as defined in his employment agreement), Mr. de St. Paer will be entitled to his then current base salary through the date on which termination occurs, and (i) if termination occurs after March 1, 2003, a cash lump sum payment equal to two times his then current base salary and the higher of (x) his annual bonus for the year of termination and (y) the annual bonus actually awarded in the year immediately preceding the year of termination; or
(ii) if termination occurs on or prior to March 1, 2003, a cash lump sum payment equal to two times his then current base salary and two times the annual bonus for the year of termination, and accelerated vesting of his stock options and restricted shares; as well as any annual bonus earned but not yet awarded and rights under any option or restricted share grants.

     If Mr. de St. Paer is terminated (i) by the Company without cause within the 24-month period following a Change in Control and, if the Change in Control is stockholder approval of an Event (as defined in his employment agreement), prior to a termination of the agreement to effect the Event (the "Post-Change Period"); (ii) by Mr. de St. Paer for Good Reason (as defined in his employment agreement) during the Post-Change Period; or (iii) in connection with or anticipation of a Change in Control within one year prior to the date on which a Change in Control occurs; he will be entitled to (i) his then current base salary through the date on which termination occurs; (ii) a cash lump sum payment equal to (x) two times his then current base salary and (y) two times the largest annual bonus awarded in each of the three years preceding the year in which the Change in Control occurs, provided that such bonus is at least equal to the targeted annual bonus for the year of such termination; (iii) an amount equal to the higher of (x) his annual bonus actually awarded in the year immediately preceding the year of termination and (y) his annual bonus for the year of termination, pro rated by a fraction for the number of months or days actually worked in the year of termination. Mr. de St. Paer will also be entitled to rights under any option or restricted share grants. In addition, Mr. de St. Paer will be entitled to gross-up payments in the event excise taxes are imposed on him under Section 280G of the United States Internal Revenue Code, as set forth in the agreement.

     All grants of restricted shares and share options under the Company's incentive compensation plans automatically vest upon a Change in Control (as defined in such plans).

COMPENSATION COMMITTEE REPORT

     The Compensation Committee is comprised of four non-executive, independent directors appointed by the Board to review the performance and compensation of the Chairman, the Chief Executive Officer and other senior officers, as well as compensation and benefit policies, plans and programs of the Company. The Committee charter is reviewed annually and submitted to the Board of Directors for approval.

     The Committee's objective is to ensure (1) that the Company has compensation and benefit programs that will attract and retain superior talent, and (2) that total compensation levels, especially for senior officers, are significantly dependant upon the achievement of the Company's performance goals to enhance shareholder value. In this regard, the Company's Compensation
Philosophy, Principles, Standards and Practice is reviewed annually by the Committee and is approved in principal by the Board. In addition to receiving recommendations from Management, the Committee retains independent compensation consultants to review the strength of the Company's compensation programs relative to the marketplace in general and to the principle competitors in the Company's various businesses.

GLOBAL INCENTIVE COMPENSATION PLAN

     The Company's basic compensation philosophy is to establish salary levels that are at the market median relative to its key competitors in the various markets in which it operates globally. In addition, the Company has implemented a Global Incentive Compensation Plan that provides variable compensation dependent upon the performance of the Company, its business units, and the individual employee. It is the intent of this Plan, particularly for senior officers, that performance-based variable compensation be significant and provides above-market total compensation for successful performance.

     Annual incentive compensation under the Plan is dependent upon the Company's performance relative to its corporate goals for the year and the comparison of the Company's performance to those achieved by a group of key competitors. The corporate bonus pool is funded based on (1) return on common equity and (2) operating earnings per share. The Company's performance relative to its goals receives 60% weighting and the performance relative to its key competitors receives 40% weighting. In addition, for 2002, about one-third of the bonus pool was influenced by the Company's Total Return to Shareholders (change in common stock price plus cash dividends paid) over a three year period compared to its key competitors. Under the Plan, the Committee can adjust the result by as much as 25% in either direction based on other performance measures as it deems appropriate for the year.

     Long-term incentive compensation under the Plan includes stock option awards, restricted stock grants and deferred cash grants. The Committee approves guidelines for these incentives that are based on competitive practices and, with regard to stock options and restricted stock grants, stock dilution considerations. These awards and grants generally vest equally over periods of three or four years and, beginning in 2003, the Company will include the cost of stock option awards as an expense item in the financial statements. Long-term incentive compensation seeks to align management with the interests of the Company's shareholders. The majority of the long-term variable compensation for the most senior officer leaders of the Company is in stock options where compensation received is dependent on enhancing shareholder value. The Committee has adopted share ownership guidelines for senior officers to encourage executives to establish and maintain ownership of the Company's Shares.
Restricted stock and deferred cash grants are a more significant portion of long-term incentive compensation for other top performing and/or high potential executives. Stock options and restricted stock grants may also be utilized in connection with new hires, personnel retention following mergers or acquisitions or in other special circumstances.

2002 COMPENSATION REVIEW

     The Company's management has demonstrated a strong focus on improving the profit potential of its underwriting portfolios. 2002 operating results provide early indications of success and the improvement is particularly noticeable in recently acquired businesses. The Company increased revenues significantly, reflecting vastly improved prices, terms and conditions and achieved important real growth in targeted classes of business.

     The Company's results were adversely impacted by a net increase in reserve levels for claims related to prior years' business. Primarily as a result of these adjustments, the Company did not meet its internal goals relating to operating earnings and return on equity. However, the Company's results did compare favorably to those of its key competitors. And, the Company's book value increased by more than 10% and was above target for the year.

     On balance, the Committee believed the Company achieved good results for 2002. It recommended and the Board of Directors approved an annual incentive bonus pool just below the Target level. In addition, the Committee believed that Management demonstrated solid performance in actions taken and results achieved that are aimed at enhancing shareholder value. Therefore, long-term incentive compensation awards were approved for top performing and high potential executives. These took the form of stock options, restricted stock and deferred cash grants with stock options being the predominant award for the most senior executive leaders of the Company.

CHIEF EXECUTIVE OFFICER AND CHAIRMAN'S COMPENSATION

     The Committee and the Board of Directors believe that Mr. O'Hara continues to demonstrate very strong, effective and appropriate leadership. His aggressiveness in establishing clearly defined priorities for 2002 and managing the focus on execution was particularly appropriate in this opportunistic stage of the underwriting cycle. Because of the rapid growth of the Company, he is developing and leading initiatives to keep the organization externally focused while ensuring that cooperative activities across business segments are effective and will enhance the development of key talent in the organization. The Company remains well positioned in the marketplace and its financial position is strong. Mr. O'Hara's compensation reflects the results achieved in 2002 but, more importantly, the future potential created by his leadership.

     The compensation for Mr. Esposito as Chairman of the Board of Directors reflects the significant time, commitment and contribution that he continues to make to the Company. In 2002, Mr. Esposito provided excellent overall leadership of the Board and was instrumental in successfully guiding the Company through the changing and increasingly complex corporate governance environment. Mr. Esposito also provided valuable input to management in connection with projects in the areas of internal controls, financial reporting and disclosure and risk management and also has utilized his experience and expertise to provide management development leadership in new business ventures, particularly in the financial products and services segment.

                                                   COMPENSATION COMMITTEE
                                                   Dale R. Comey, Chairman
                                                   Robert R. Glauber
                                                   John Loudon
                                                   John W. Weiser

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly dollar change in the cumulative total Shareholder return over a ten year period on the Company's Class A Ordinary Shares (assuming reinvestment of dividends) from July 1991 through December 2002 as compared to the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Property Casualty Index. This graph assumes the investment of $100 in July 1991. The Company's Class A Ordinary Shares were listed on the New York Stock Exchange on July 19, 1999.

          [Data below represents a line chart in the printed report.]

                                                    S&P Prop and
                             XL Capital   S&P 500     Casualty
                             ----------   -------   ------------
                  Jul 91       100         100         100
                  Nov 91       106.25       98.9        94.7
                  May 92       119.05      111.1        99.3
                  Nov 92       158.89      117.1       124.5
                  May 93       165.36      124         129.4
                  Nov 93       154.84      128.9       126.9
                  May 94       152.56      129.3       126.1
                  Nov 94       138.04      128.5       119.5
                  May 95       174.77      153.2       145.2
                  Nov 95       236.31      176         173.4
                  Nov 96       294.71      225         218
                  May 97       349.64      254.6       249.8
                  Nov 97       492.05      293.7       284.9
                  May 98       609.06      340.9       316.6
                  Nov 98       615.21      366.4       294.5
                  May 99       505.4       412.5       282.8
                  Nov 99       429.94      445.5       214.2
                  Jun 00       464.72      469.7       205.1
                  Nov 00       759.82      429         331.7
                  Jun 01       722.52      400.3       339.2
                  Dec 01       812.69      378         305.1
                  Jun 02       761.49      328.3       315.9
                  Dec 02       703.08      294.5       271.5

* The performance shown above is not necessarily indicative of future price performance.


AUDIT COMMITTEE REPORT

     The primary purpose of the Audit Committee is to assist the Board's oversight of the integrity of the Company's financial statements, system of internal controls, the independent auditor's qualifications, independence and performance, the performance of the Company's internal audit function, and the Company's compliance with legal and regulatory requirements. The Audit Committee is solely responsible for the appointment and compensation of the Company's independent auditors. The Audit Committee comprises six independent directors and operates under a written charter adopted and approved by the Board of Directors on November 15, 2002, which is attached as Appendix A hereto. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's Code of Ethics or to set or determine the adequacy of the Company's reserves.

     Based on the Audit Committee's review of the audited financial statements, its discussions with management regarding the audited financial statements, its receipt of written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, its discussions with the independent auditor regarding such auditor's independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate, the Audit

     Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for such fiscal year.

                                                    AUDIT COMMITTEE
                                                    John T. Thornton, Chairman
                                                    Brian Corby
                                                    Paul Jeanbart
                                                    Cyril Rance
                                                    Alan Z. Senter
                                                    Ellen E. Thrower

AUDIT AND AUDIT RELATED FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for audit and audit related professional services for the year ended December 31, 2002 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q during the year ended December 31, 2002 were approximately $10.0 million, including $3.8 million of audit related fees in connection with other attestation services that comprised the audits for insurance statutory and regulatory purposes in the various jurisdictions in which the Company operates, and the provision of certain opinions relating to the Company's filings with the SEC (including opinions delivered to securities underwriters in connection with various equity and debt offerings during fiscal year 2002).

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Prior to the divestiture of their consulting practice in September 2002, PricewaterhouseCoopers LLP performed information technology services for the Company relating to financial information systems design and implementation for the fiscal year ended December 31, 2002. The fees billed for these services were $6.2 million. These fees primarily related to the Company's newly-acquired operations (primarily the Winterthur International operations, which were acquired in July 2001) into the Company's existing technology platforms. Future services of this type will not be performed by PricewaterhouseCoopers LLP.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit and Audit Related Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2002 were $7.4 million. These fees related to internal control, merger and integration-related services in connection with the Company's acquired Winterthur International operations.

GENERAL

     The Audit Committee considered whether the provision of information technology consulting services relating to financial information systems design and implementation and other non-audit services performed by the independent auditors is compatible with maintaining PricewaterhouseCoopers LLP's independence. In reaching its conclusions, the Audit Committee took into consideration the fact that the major proportion of these services were either
(i) primarily continuations of projects commenced in 2001 and will not be performed by PricewaterhouseCoopers LLP subsequent to October 1, 2002 or (ii) specifically related to the acquisition of the Winterthur International operations.

                     II. APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee and the Board of Directors have recommended the appointment of PricewaterhouseCoopers LLP, New York, New York, as the
independent auditors of the Company for the fiscal year ending December 31, 2003. Representatives of the firm are expected to be present at the Annual General Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPOINT PRICEWATERHOUSECOOPERS LLP, NEW YORK, NEW YORK.

             III. AMENDMENT AND RESTATEMENT OF THE 1991 PERFORMANCE

                                INCENTIVE PROGRAM

     The Board of Directors of the Company has amended and restated the XL Capital Ltd 1991 Performance Incentive Program (the "Program"), subject to shareholder approval.

     The Company's ability to retain its executive personnel is of particular concern in light of the fact that the Company's competitors have been aggressively recruiting its employees due to the large demand for high quality executives and professional staff in the insurance industry, and particularly in the Bermuda insurance market. In this regard, the Company believes that restricted stock is, in many cases, a more effective retention tool than stock options, in that the forfeiture of restricted stock on termination, which the employee has regarded as tangibly owned, has a more significant effect on the employee than forfeiture of an option to purchase shares. In addition, as a larger number of options is generally required to be awarded in order to deliver the same dollar value of long-term incentive compensation tied to share price performance as a smaller number of restricted shares, increasing the number of restricted shares available for grant under the Program should allow the Company to extend the life of the Program and reduce the potential dilution to its shareholders. Accordingly, the Company has amended the Program, subject to shareholder approval, to increase the number of shares available for issuance as restricted stock (or as restricted stock units or performance shares which are similar types of awards) from 10 percent of the aggregate number of shares authorized by shareholders last year for issuance under the Program to 20 percent. The aggregate number of shares available for issuance under the Program has not been changed. After giving effect to the amendment, up to approximately
1.5 million shares will be available under the Program to be issued as restricted stock, restricted stock units or performance shares, but 750,000 of such shares will be available to be issued only as performance-based awards. The Compensation Committee of the Board of Directors will determine annually the amount, terms and criteria for performance based restricted stock awards. Such terms and criteria may include performance targets based on total return to the Company's shareholders over defined periods of time and the delay of vesting of such awards until performance objectives are attained. The Program has also been amended to include separate addenda setting forth particular provisions of certain stock options granted to employees in the United Kingdom, Italy and France. These addenda will allow employees in those jurisdictions to receive favorable tax treatment with respect to the stock options. The tax authorities in those jurisdictions require that the addenda contain certain specific provisions, including provisions relating to the minimum exercise price of options. In no event will the Company issue stock options with an exercise price per share that is less than the fair market value per share on the date of grant. Additionally, the Program has been amended to authorize the issuance of awards in the form of restricted stock units and to formally authorize the delegation of certain administrative functions concerning the Program to outside third parties. The shareholders are now requested to approve the amendment and restatement of the Program. The following summary of the amended and restated Program is qualified in its entirety by express reference to the Program, which is attached as Appendix B to this proxy statement.

GENERAL

     The Program is intended to provide incentives to attract, retain and motivate employees and directors of the Company and its subsidiaries and affiliates in order to achieve the Company's long-term growth and profitability objectives. The Program will provide for the grant to eligible employees and directors of stock options, share appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares, and performance units (the "Awards"). 7,802,529 shares are currently available for issuance under the Program. Up to approximately 1,500,000 of those shares can be issued as restricted stock, restricted stock units and performance shares, of which approximately 750,000 must be issued as performance-based awards. In addition, the Program provides that the maximum number of shares with respect to which options and SARs may be granted to any individual participant during any calendar year will be 3 million shares, and the number of performance shares, performance units, restricted stock and restricted stock units intended to qualify as "qualified performance-based compensation" under applicable provisions of the US Internal Revenue Code that can be granted to any individual during a calendar year is limited to 150,000 shares. Any benefits payable under a performance unit award will be payable in cash. Each of the share limits referred to above is subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure.

ELIGIBILITY AND ADMINISTRATION

     Officers and other employees of the Company and its subsidiaries and affiliates and directors of the Company will be eligible to be granted Awards under the Program. However, provided the amendment and restatement of the Company's Directors Stock & Option Plan is approved by shareholders (see Item IV below), no further awards to non-employee directors will be made under the Program. The Program will be administered by the Compensation Committee or such other Board committee or subcommittee (or the entire Board) as may be designated by the Board (the "Committee"). The Committee will determine which eligible employees and directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. The actual number of employees who will receive awards under the Program cannot be determined because selection for participation in the Program is in the sole discretion of the Committee.

AWARDS

     Incentive stock options ("ISOs") intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares as the Committee determines. The Committee will be authorized to set the terms relating to an option, including the exercise price and the time and method of exercise. The exercise price of stock options cannot be less than the fair market value per share on the date of grant. The terms of ISOs will comply with the provisions of Section 422 of the Code. ISOs may only be granted to employees. Options and SARs may not be repriced without shareholder approval.

     Awards of restricted stock and restricted stock units will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine. Except as otherwise determined by the Committee, eligible employees granted restricted stock will have all of the rights of a stockholder, including the right to vote restricted stock and receive dividends thereon. Restricted stock units will provide for the delivery of a number of shares equivalent to the number of restricted stock units at the time and subject to the terms and conditions set forth in the applicable award agreement.

     Performance shares and performance units will provide for future issuance of shares or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Prior to payment of performance shares or performance units, the Committee will certify that the performance objectives were satisfied. Performance objectives may vary from employee to employee.

     If the Committee determines that an award of performance shares, performance units, restricted stock or restricted stock units should qualify under the performance-based compensation exception to the $1 million cap on deductibility under Section 162(m) of the Code, the grant, vesting and/or settlement of such awards shall be contingent upon achievement of pre-established performance goals based on one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria): earnings per share; revenues; cash flow; cash flow return on investment; return on assets; return on investment; return on capital; return on equity; economic value added; operating margin; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; total stockholder return; and any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may, at any time and from time to time, suspend or terminate the Program in whole or amend it from time to time in such respects as the Board of Directors of the Company may deem appropriate, but any such amendment will be subject to the approval of shareholders if required by applicable law or the rules of any stock exchange on which the shares may then be listed. In addition, without the consent of an affected participant, no amendment, suspension, or termination of the Program may adversely affect the rights of such participant under any award theretofore granted to him or her.

MARKET VALUE

     The per share closing price of the Company's shares on March 24, 2003 was $69.81.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences of the Program, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any state, local or foreign tax laws. Many of the Company's officers and employees are not subject to United States personal income taxation and may be subject to taxation under the laws of jurisdictions other than the United States.

STOCK OPTIONS

     In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

     Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares received upon exercise over the exercise price. If the participant is employed by a United States subsidiary, the subsidiary will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares will be capital gain or loss, long-term or short-term, depending on the holding period for the shares.

     Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the participant's employer, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Program is exercised after these periods, the exercise will be treated for United States federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Program will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares having a fair market value, determined as of the date of grant, in excess of $100,000.

     If shares acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of disposition, and the participant's employer will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares have been held.

     Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

     If an option is exercised through the use of Company shares previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

RESTRICTED STOCK

     A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they "vest" I.E., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will be the fair market value of the shares at the time the income is recognized (determined without regard to any restrictions other than restrictions which by their terms will never lapse), less the amount, if any, paid for the shares. This amount is generally deductible for federal income tax purposes by the participant's employer. Dividends paid with respect to shares that are non-vested will be ordinary compensation income to the participant (and generally deductible by the employer). Any gain or loss upon a subsequent sale or exchange of the shares measured by the difference between the sale price and the fair market value on the date restrictions lapse, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares. The holding period for this purpose will begin on the date following the date restrictions lapse.

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions that by their terms will never lapse), and the participant's employer will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARS AND OTHER AWARDS

     With respect to SARs, restricted stock units, performance shares, and performance units, generally, when a participant receives payment with respect to any such Award granted to him or her under the Program, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the employer.

DEDUCTIBILITY LIMIT ON COMPENSATION IN EXCESS OF $1 MILLION

     Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Program) by a public company to a "covered employee" (I.E., the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company currently intends to structure stock options granted under the Program to comply with an exception to non-deductibility under
Section 162(m) of the Code in order to maximize the tax deductions available to United States based subsidiaries of the Company.

NEW PROGRAM BENEFITS

     The amount of benefits that will be granted under the Program cannot be determined at this time.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE PROGRAM.

       IV. AMENDMENT AND RESTATEMENT OF THE DIRECTORS STOCK & OPTION PLAN

     The XL Capital Ltd Directors Stock & Option Plan (the "Directors Plan") was originally approved by shareholders in 1994. At that time it provided for formula grants of stock options to non-employee directors and an opportunity for non-employee directors to defer their annual retainer fees in the form of share units. The Directors Plan was subsequently amended to provide for no further grants of stock options, and stock options have subsequently been granted to non-employee directors under the 1991 Performance Incentive Program. 344,702 shares remain available for issuance under the Directors Plan solely for elective deferrals of annual retainer fees or the elective payment of annual retainer fees in the form of shares.

     Since the Directors Plan is scheduled to expire on December 1, 2003 and because the Board of Directors believes it is appropriate to have a separate shareholder approved plan under which stock-based compensation awards are granted to non-employee directors, the Board of Directors has amended and restated the Directors Plan as described below, subject to shareholder approval.

     The Directors Plan has been amended (i) to extend its term to April 30, 2008, (ii) to provide that the 344,702 shares currently available under the Directors Plan will continue to be available only for elective deferrals of annual retainer fees or the elective payment of annual retainer fees in the form of shares (but not for issuances of stock options, restricted stock or other stock-based compensation), and (iii) to provide for an additional 300,000 shares which will be available for grants of non-qualified stock options, restricted stock and restricted stock units, as described below. The shareholders are now requested to approve the amendment and restatement of the Directors Plan. Provided the Directors Plan is approved by shareholders, no further awards will be made to non-employee directors under the Company's 1991 Performance Incentive Program.

     The following summary of the amended and restated Directors Plan is qualified in its entirety by express reference to the Directors Plan, which is attached as Appendix C to this proxy statement.

GENERAL

     The Directors Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract, retain and motivate non-employee directors of the Company upon whose judgment, initiative and effort the continued success, growth and development of the Company is dependent. The Directors Plan provides for the grant to non-employee directors of non-qualified stock options, restricted stock, and restricted stock units. The Directors Plan also provides for elective deferral of annual retainer fees and, as an alternative, an election to receive annual retainer fees in the form of shares of the Company. The aggregate number of shares which are available for issuance under the Directors Plan in connection with elective deferral of annual retainer fees or elections to receive annual retainer fees in the form of shares is 344,702, and an additional 300,000 are available for grants of nonqualified stock options, restricted stock, restricted stock units, in each case subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure. Shares issued pursuant to the Directors Plan will be either authorized but unissued shares or treasury shares.

ELIGIBILITY AND ADMINISTRATION

     Only non-employee members of the Company's Board of Directors will be eligible to participate in the Directors Plan. The Directors Plan will be administered by the full Board of Directors, which will determine the types of awards to be received and the terms and conditions thereof. The number of non-employee directors who will be eligible to receive awards under the Directors Plan is currently eleven.

AWARDS AND DEFERRAL ELECTIONS

     The Directors Plan provides for automatic annual grants of nonqualified stock options to each non-employee director on the following terms. The date of grant will be the date of each annual meeting of shareholders (beginning with the 2004 annual meeting), and options will be granted to the non-employee directors in office immediately following the annual meeting. The exercise price per share will be equal to the fair market value per share on the date of grant, and the number of shares subject to each option will be 5000 (or such other amount as determined from time to time by the Board of Directors). The term of each option will be ten years, each option will be fully exercisable on the date of grant, and continued exercisability will not be dependent on continued service on the Board of Directors.

     In addition, when a non-employee director is first elected to the Board of Directors an option to purchase 5,000 shares (or such other amount as determined from time to time by the Board of Directors) shall be granted to the non-employee director on the date of such first election. The other terms of the option will be as described above in the case of the automatic annual option grants.

     The Directors Plan will also provide for discretionary grants of nonqualified stock options, restricted stock and restricted stock units. The specific terms of such grants will be as determined by the Board of Directors, but the exercise price of an option may not be less than the fair market value per Share on the date of grant. In addition, options may not be repriced without shareholder approval.

     Non-employee directors may elect to defer all or a portion of their annual retainer fees. Amounts deferred will be credited to the non-employee directors' accounts under the Directors Plan in the form of share units. The number of share units credited will be equal to the number of Company shares having an aggregate fair market value on the date the fees would otherwise have been paid equal to 110% of the amount deferred. If any dividends are payable on Company shares during the deferral period, additional share units will be credited to the non-employee directors' accounts, based on the amount of the dividends and the fair market value of Company shares at the time the dividend is paid. Amounts deferred will be distributed (in the form of one Company share for each share unit) either in a lump sum at the time of termination of the non-employee director's service on the Board of Directors or in five annual installments commencing at such time, as elected by the non-employee director in accordance with the election provisions of the Directors Plan.

     Alternatively, non-employee directors may elect to receive their annual retainer fees currently in the form of Company shares instead of cash, based on the fair market value of the shares on the date the fees would otherwise have been paid.

AMENDMENTS AND TERMINATION

     The Board of Directors may amend or terminate the Directors Plan, but any such amendment or termination will be subject to the approval of shareholders if required by applicable law or the rules of any stock exchange on which the shares may then be listed. In addition, no amendment or termination may adversely affect the rights of a participant under outstanding awards or previously deferred fees without the consent of the affected participant.

MARKET MALUE

     The per share closing price of the Company's shares on March 24, 2003 was $69.81.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences of the Directors Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any state, local or foreign tax laws.

STOCK OPTIONS

     In general, the grant of a nonqualified stock option will not be a taxable event to the recipient. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares received upon exercise over the exercise price. Any gain or loss upon a subsequent sale or exchange of the shares will be capital gain or loss, long-term or short-term, depending on the holding period for the shares.

RESTRICTED STOCK

     A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they "vest", I.E., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will be the fair market value of the shares at the time the income is recognized (determined without regard to any restrictions other than restrictions which by their terms will never lapse), less the amount, if any, paid for the shares. Dividends paid with respect to shares that are not vested will be ordinary compensation income to the participant. Any gain or loss upon a subsequent sale or exchange of the shares, measured by the difference between the sale price and the fair market value on the date restrictions lapse, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares. The holding period for this purpose will begin on the date following the date restrictions lapse.

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions that by their terms will never lapse). Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

OTHER AWARDS AND DEFERRALS

     With respect to restricted stock units and amounts deferred, generally, a participant will be subject to income tax at ordinary income rates at the time of receipt of payment with respect to any such restricted stock units or deferrals, and the amount of such income will be the fair market value of the shares received, determined at the time they are received.

     The following table states the number of share units and stock options which would have been received by or allocated to the current non-executive director group for the fiscal year 2002 under the Amended and Restated Directors Stock & Option Plan if such plan had been in effect:

                                NEW PLAN BENEFITS

               AMENDED AND RESTATED DIRECTORS STOCK & OPTION PLAN

NAME AND POSITION              NUMBER OF SHARE UNITS               STOCK OPTIONS
-----------------              ---------------------               -------------
Non-Executive Director Group           2,356                          55,000

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE DIRECTORS STOCK & OPTION PLAN.

                V. SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholder proposals intended for inclusion in the Proxy Statement for the 2004 Annual General Meeting of Ordinary Shareholders should be sent to the Company's Secretary at XL House, One Bermudiana Road, Hamilton HM 11, Bermuda and must be received by December 7, 2003. In addition, if a holder of the Company's ordinary shares intends to present a proposal at the 2003 Annual General Meeting other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, and if the proposal is not received by the Company's Secretary by February 20, 2004, then the proxies designated by the Board of Directors of the Company for the 2004 Annual General Meeting of Shareholders may vote in their discretion on any such proposal any Shares for which they have been appointed proxies without mention of such matter in the Proxy Statement for such meeting or on the proxy card for such meeting.

     Any Shareholder entitled to vote at a meeting may nominate persons for election as Directors if written notice of such intent is delivered or mailed, postage prepaid, and received by the Secretary at the principal executive offices of the Company not less than 5 days nor more than 21 days before the date appointed for such meeting. The shareholder notice must include the following information about the proposed nominee: (a) name, age, and business and residence addresses; (b) principal occupation or employment; (c) class and number of Shares or securities of the Company beneficially owned; and (d) any other information required to be disclosed in solicitations of proxies pursuant to Regulation 14A of the Securities Exchange Act of 1934, including the proposed nominee's written consent to serve if elected. The notice must also include information on the Shareholder making the nomination, including such Shareholder's name and address as it appears on the Company's books and the class and number of Shares of the Company beneficially owned. The nomination of any person not made in compliance with the foregoing procedures shall be disregarded.

                                VI. OTHER MATTERS

     While management knows of no other issues, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote the proxy in accordance with their judgment on such matters.

PROXY SOLICITATION

     The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by Directors, officers and employees of the Company and its subsidiaries without receiving additional compensation. In addition to the foregoing, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee of approximately $10,000 plus reasonable out-of-pocket expenses and disbursements of that firm. Upon request, the Company will also reimburse brokers and others holding stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE TO ANY ORDINARY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K THAT IT FILES WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THIS REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON HM 11, BERMUDA.

                                       As ordered,

                                       /s/ Brian M. O'Hara

                                       Brian M. O'Hara
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                      APPENDIX A

                                 XL CAPITAL LTD

                             AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, including the Company's system of internal controls, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members, each of whom shall be financially literate and at least one of whom shall be a "financial expert" as defined in applicable laws, rules or regulations. The members of the Audit Committee shall meet the independence, experience and other requirements of the New York Stock Exchange and any other requirements set forth in applicable laws, rules and regulations. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Audit Committee shall be appointed annually by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board if necessary or appropriate.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management (including the CEO and CFO where required by applicable law or otherwise as appropriate), the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have sole authority to appoint or replace the independent auditor, subject to required shareholder ratification. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor in accordance with applicable laws, rules and regulations.

     The Audit Committee may form and delegate authority to subcommittees comprising one or more members of the Audit Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority to retain independent legal, accounting, actuarial and other advisors, as it determines to be necessary to carry out its duties. The Company will provide for the appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Corporate

Governance Committee and ultimately to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENTS, EARNINGS RELEASES AND RELATED DISCLOSURE MATTERS

     1. Discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     2. Discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, and any steps adopted in light of material control deficiencies.

     4. Receive, and take any required or appropriate action in relation to, all reports and other communications which the independent auditor is required to make to the Audit Committee, including timely reports concerning:-

     a)   all critical accounting policies and practices to be used;

     b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     c)   other material written  communications between the independent auditor
          and  management,   such  as  any  management  letter  or  schedule  of
          unadjusted differences.

     5. Discuss with management the Company's earnings press releases, including the use of "pro-forma" or "adjusted" non- GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally by discussing the types of information to be disclosed and the type of presentation to be made.

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

      7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. Other committees of the Board may also review such risk assessment and risk management policies.

     8. Discuss with management, the independent auditor and any external actuary retained by the Company the reserving methodology and process of the Company and the Company's reserves, together with internal or external reports or studies.

     9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     10. Review disclosures by the Company's CEO and CFO in connection with their certifications required under the rules of the New York Stock Exchange and other applicable laws, rules or regulations.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     11. Review and evaluate the lead partner of the independent auditor team.

     12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issue raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and
(d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board and make any recommendations to the Board concerning such matters as the Audit Committee deems advisable.

     13. Ensure the rotation of the lead (or coordinating) audit partner (having primary responsibility for the audit) and the audit partner responsible for reviewing the audit as required by applicable law (I.E., in each case, if such partner has performed audit services for the Company in each of the five previous fiscal years).

     14. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company during the one-year period preceding the date of initiation of the audit.

     15. Discuss with the national office of the independent auditor issues on which they were consulted by the audit team for the Company and matters of audit quality and consistency.

     16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

INTERNAL AUDIT

     17. Review the appointment and replacement of the senior internal auditing executive.

     18. Review the activities of the Company's internal audit department, including the proposed annual audit plan, periodic progress reports on the status of the plan, and summaries of any significant issues raised during the performance of internal audits, including the resolution of recommendations made concerning the Company's system of internal controls.

     19. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.

INTERNAL CONTROLS

     20. Discuss with management, the independent auditor and the senior internal auditing executive the design and effectiveness of the Company's internal controls.

     21. Discuss with management, the independent auditor and the senior internal auditing executive (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any material weaknesses to the Company's internal controls, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     22. Discuss with management, the independent auditor and the senior internal auditing executive the internal control report required to be included in the Company's Annual Report on Form 10-K.

COMPLIANCE

     23. Obtain from the independent auditor assurance it has complied with the provisions of Section 10A (b) of the Securities Exchange Act of 1934.

     24. Obtain at least annually reports from the Company's General Counsel and Compliance Director as to whether the Company and its subsidiary/foreign affiliated entities are in material compliance with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

     25.  Advise  the Board at least  annually  with  respect  to the  Company's
policies  and  procedures   regarding   compliance   with  applicable  laws  and
regulations and with the Company's Code of Business Conduct and Ethics.

     26. Review at least annually with the General Counsel and the Compliance Director compliance with the Company's Code of Business Conduct and Ethics, as well as the administration, training, monitoring and auditing of the related Compliance Program.

     27. Discuss with the General Counsel, the Compliance Director, other members of management and the independent auditor, as appropriate, any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

OTHER RESPONSIBILITIES

     28. Discuss with the Company's General Counsel any legal matters that reasonably could have a material impact on the financial statements or the Company's compliance policies.

     29. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     30. Perform such other activities as the Committee or the Board of Directors may from time to time deem necessary or appropriate.

INTERPRETATION

     For the avoidance of doubt, while the Audit Committee has the responsibilities and powers set forth in this Charter, nothing in this Charter should be interpreted as creating any duty or obligation on the part of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Also, nothing herein should be construed as imposing on the Audit Committee responsibility to ensure compliance with laws and regulations and the Company's Code of Business Conduct and Ethics, or to set or determine the adequacy of the Company's reserves. All such matters are the responsibilities of management and the independent auditor, as appropriate.

                                                                      APPENDIX B


                                 XL CAPITAL LTD

                       1991 PERFORMANCE INCENTIVE PROGRAM

                (AS AMENDED AND RESTATED EFFECTIVE MARCH 7, 2003)

                                 I. INTRODUCTION

A.   PURPOSE OF THE PROGRAM

     XL Capital Ltd (the "Company") has established the Program to further its long-term financial success by offering stock, and stock-based compensation, to employees and directors of the Company whereby they can share in achieving and sustaining such success. The Program also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives.

B.   DEFINITIONS

     When used in the Program, the following terms shall have the meanings set forth below:

     "Award(s)"  shall mean Performance  Shares,  Restricted  Stock,  Restricted
Stock  Units,  Incentive  Stock  Options,   Nonstatutory  Stock  Options,  Stock
Appreciation Rights or Performance Units granted under the Program.

     "Board" shall mean the Board of Directors of the Company.

     "Change of Control" shall be deemed to have occurred if and when any person, meaning an individual, a partnership, or other group or association as defined in Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934 (other than a group of which the Grantee is a member or which has been organized by the Grantee for the purpose of making such acquisition), acquires, directly or indirectly, 40 percent or more of the combined voting power of the outstanding securities of the Company having a right to vote in the election of directors. Ownership of 40 percent or more of the combined voting power of the outstanding securities of the Company by any person controlled directly or indirectly by the Company shall not be deemed a Change of Control of the Company.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the entire Board or the Compensation Committee, or such other committee or subcommittee of the Board as may be designated by the Board to administer the Program.

     "Common Stock" shall mean the class A ordinary shares of the Company, par value of $0.01 per share, and may be either stock previously authorized but unissued, or stock required by the Company.

     "Company" shall mean XL Capital Ltd, a Cayman Islands corporation, any other entity in which XL Capital Ltd owns 20% or more of the ordinary voting power or equity, and any successor in a reorganization or similar transaction.

     "Disability" shall mean the inability of a Participant to perform the services normally rendered due to any physical or mental impairment that can be expected to be of either permanent or indefinite duration, as determined by the Committee on the basis of appropriate medical evidence, and that results in the Participant's Termination of Employment; provided, however, that with respect to any Participant who has entered into an employment agreement with the Company, the term of which has not expired at the time a determination concerning Disability is to be made, Disability shall have the meaning attributed in such employment agreement.

     "Fair Market Value" shall mean with respect to a given day, the closing sales price of Common Stock, as reported by such responsible reporting service as the Committee may select, or if there were no transactions in the Common Stock on such day, then the last preceding day of which transactions took place. The foregoing notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more appropriate for Program purposes or as is required by applicable laws or regulations.

     "Incentive Stock Option" or "ISO" shall mean a right to purchase the Company's Common Stock which is intended to comply with the terms and conditions for an incentive stock option as set forth in Section 422 of the Code, or such other sections of the Code as may be in effect from time to time.

     "Nonstatutory Stock Option" or "NQSO" shall mean a right to purchase the Company's Common Stock which is not intended to comply with the terms and conditions for a tax-qualified stock option, as set forth in Section 422 of the Code, or such other sections of the Code as may be in effect from time to time.

     "Participant" shall mean any employee of the Company and any member of the Board (whether or not an employee of the Company) who, in the judgment of the Committee, is in a position to make a substantial contribution to the management, growth, and success of the Company and is thus designated by the Committee to receive an Award.

     "Performance Goal" shall mean any financial, statistical or other measure selected by the Committee, including without limitation (a) the attainment of a specified financial or statistical objective or (b) the performance of the Company relative to a peer group as applicable to a specific Performance Period.

     "Performance Period" shall mean a period set by the Committee over which Performance Shares or Performance Units may be earned. There may be more than one Performance Period in existence at any one time, and the duration of Performance Periods may differ from each other.

     "Performance Shares" shall mean Common Stock granted to a Participant with respect to a Performance Period under Article III of the Program, together with any other rights attached thereto or associated therewith including without limitation any right to receive cash in connection therewith.

     "Performance Unit" shall mean a cash award made pursuant to Section VI of the Program.

     "Program" shall mean the Company's 1991 Performance Incentive Program.

     "Restricted Stock" shall mean a share of Common Stock granted to a Participant under Article IV of the Program. Restricted Stock awards entitle the Participant to receive shares of Common Stock which have certain restrictions that lapse upon satisfaction of conditions imposed by the Committee at the time of award.

     "Restricted Stock Unit" shall mean an award made under Article VIII of the Program under which each unit represents a right to receive a share of Common Stock upon the terms, and subject to the conditions, set forth by the Committee.

     "Retirement"  shall  mean,  except  as  otherwise  set  forth  in an  Award agreement, a Participant's Termination of Employment by reason of the Participant's retirement at his normal retirement date, pursuant to and in accordance with a pension, retirement or similar plan or other regular retirement practice of the Company, or in accordance with the early retirement provisions thereof.

     "Stock Appreciation Rights" or "SARs" shall mean a contingent right granted to a Participant with respect to Stock Options granted under Article V of the Program, which grants the Participant the right to receive the difference between the Fair Market Value of the Common Stock on the date of exercise and the price at which the SAR was granted.

     "Termination of Employment" shall mean a cessation of the employee-employer relationship between a Participant and the Company for any reason or, in the case of a member of the Board, termination of the director's service on the Board for any reason.

                           II. PROGRAM ADMINISTRATION

A.   ADMINISTRATION

     The Program shall be administered by the Committee. Subject to the express provisions of the Program, the Committee shall have full and exclusive authority to interpret the Program, to prescribe, amend and rescind rules and regulations relating to the Program and to make all other determinations deemed necessary or advisable in the implementation and administration of the Program; provided, however, that subject to the express provisions hereof or unless required by applicable law or regulation, no action of the Committee shall adversely affect the terms and conditions of any Award made to, or any rights hereunder or under any grant letter of, any Participant, without such Participant's consent. The Committee's interpretation and construction of the Program shall be conclusive and binding on all persons, including the Company and all Participants. The Company and the Committee may delegate their authority to perform any of their ministerial or similar administrative functions under this Program to other persons.

B.   PARTICIPATION

     The Committee may, from time to time, make all determinations with respect to selection of Participants and the Award or Awards to be granted to each Participant. In making such determinations, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

C.   MAXIMUM NUMBER OF SHARES AVAILABLE

     Subject to adjustment as provided under Article II, Paragraph D of the Program, (i) the maximum number of shares which may be granted under the Program after March 8, 2002 is 10,000,000 plus shares which subsequently become available as a result of forfeitures, cancellation or expiration of options or restricted stock granted under the Program or separate agreements entered into before the effective date of the Program, and (ii) of such maximum number of shares, no more than an aggregate of 2,000,000 shares may be granted as Performance Shares, Restricted Stock or Restricted Stock Units after March 8, 2002 under the Program, and 750,000 of such 2,000,000 shares may only be issued as performance-based Restricted Stock, Restricted Stock Units or Performance Shares. In the event that a stock option issued under the Program expires or is terminated unexercised as to any shares covered thereby, or shares are forfeited for any reason under the Program, such shares shall thereafter be again available for issuance under the Program, and the number of shares surrendered in payment of any exercise or purchase price of any stock option or other Award under the Program will again be available for Awards (other than Incentive Stock Options) under the Program. At the Committee's discretion, these shares may be granted as stock options, Performance Shares, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or any combination of these provided that the combined total number of shares granted does not exceed either the overall share authorization described above or the specific share authorization set forth above for Performance Shares, Restricted Stock and Restricted Stock Units.

     Subject to adjustment as provided under Article II, Paragraph D of the Program, (i) the maximum number of shares of Common Stock with respect to which stock options and Stock Appreciation Rights may be granted during a calendar year to any Participant under the Program shall be 3,000,000 shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Stock or Restricted Stock Units intended to qualify, as set forth in Article VII, as performance-based compensation within the meaning of Section 162(m) of the Code, the maximum number of shares of Common Stock (or amount of cash in the case of Performance Units) subject to such awards granted during a calendar year to any Participant under the Program shall be the equivalent of 150,000 shares.

     No Incentive Stock Options shall be granted after March 8, 2012.

D.   ADJUSTMENTS

     In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Program shall be adjusted proportionately or otherwise by the Board, and where deemed appropriate, the number of shares covered by outstanding stock options, the number of Performance Shares, shares of Restricted Stock and Restricted Stock Units outstanding, and the option price of outstanding stock options shall be similarly adjusted. Also, in instances where another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. In the event of any other change affecting the Common Stock reserved under the Program, such adjustment, if any, as may be deemed equitable by the Board, shall be made to give proper effect to such event.

E.   REGISTRATION CONDITIONS

     1. Unless issued pursuant to a registration statement under the U.S. Securities Act of 1933, as amended, no shares shall be issued to a Participant under the Program unless the Participant represents and agrees with the Company that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation is provided by the Participant as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

     2. Any restriction on the resale of shares shall be evidenced by the following legend on the stock certificate or such other legend as the Company deems appropriate.

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares cannot be offered, transferred or sold unless (a) a registration statement under such Act is in effect with respect to such shares, or (b) a written opinion from counsel acceptable to the Company is obtained to the effect that no such registration is required. The Company reserves the right to refuse the transfer of such shares until such conditions have been fulfilled. The Articles of Association of the Company contain other restrictions on share transfers."

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (or such other legend deemed appropriate by the Company) shall also bear such a legend unless, in the opinion of counsel or the Company, the securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this paragraph shall be binding upon all subsequent holders of certificates bearing such legend.

F.   COMMITTEE ACTION

     The Committee may, through Award agreements, limit its discretion under this Program. To the extent such discretion is not specifically waived in an Award agreement, the Committee shall retain such discretion.

G. NO OPTION OR SAR REPRICING WITHOUT SHAREHOLDER APPROVAL

     Except as provided in Article II.D hereof relating to certain anti-dilution adjustments, unless the approval of shareholders of the Company is obtained, ISOs, NQSOs and SARs issued under the Program shall not be amended to lower their exercise prices and ISOs, NQSOs and SARs issued under the Plan will not be exchanged for other stock options or SARs with lower exercise prices.

                             III. PERFORMANCE SHARES

A.   GRANT OF PERFORMANCE SHARES

     After selecting Participants who will receive Awards of Performance Shares for a given Performance Period, the Committee shall inform each such Participant of the Award to be granted to the Participant at the completion of the Performance Period, and the applicable terms and conditions of the Award.

     The Committee shall cause to be issued to each Participant a grant letter specifying the number of Performance Shares under his Award and the number of Performance Shares which may be awarded subject to the terms and conditions of such grant letter and the Program.

B.   ESTABLISHMENT OF PERFORMANCE GOALS

     1. The Committee shall establish the Performance Goals for each Performance Period. The Committee shall also establish a schedule for such Performance Period setting forth the percentage of the Performance Share Award which will be earned, based on the extent to which the Performance Goals for such Performance Period are actually achieved, the date on which Performance Shares awarded hereunder shall vest, or the date on which such Performance Shares shall be forfeited (in whole or in part) by the Company for failure to meet the Performance Goals, as specified by the Committee.

     2. As promptly as practical after each Performance Period, the Committee shall determine whether, or the extent to which, the Performance Goals have been achieved. Based on such determination, the Participant shall be deemed to have earned the Performance Shares awarded to him, or a percentage thereof as provided in any schedule established by the Committee. In addition, the Committee may, from time to time during a Performance Period and consistent with the terms and conditions of applicable Awards and Performance Goals, determine that all or a portion of the Performance Shares awarded to one or more Participants have been earned.

     3. If during the course of a Performance Period, there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Company, or any other pertinent changes which the Committee did not foresee or accurately predict the extent of in establishing the Performance Goals for such Performance Period and which, in the Committee's sole judgment, have, or are expected to have, a substantial effect on the performance of the Company during such Performance Period, the Committee may make such adjustment to the Performance Goals or measurement of such Performance Goals as the Committee, in its sole judgment, may deem appropriate.

C.   TERMINATION OF EMPLOYMENT

     In the event of a Participant's Termination of Employment prior to satisfaction of conditions related to outstanding Performance Share Awards for reasons other than discharge or resignation, the Participant or the Participant's estate or beneficiary, in the sole discretion of the Committee, may be entitled to receive from Performance Shares held by the Corporation a pro rata number of shares with respect to that Performance Share Award, or such other portion of the Award, if any, as the Committee shall determine. In the event of Termination of Employment due to resignation or discharge, the Award will be cancelled, and the Participant shall not be entitled to any further consideration with respect to the forfeited Performance Shares, subject to the discretion of the Committee to release restrictions on all or any part of an Award.

                              IV. RESTRICTED STOCK

A.   GRANT OF RESTRICTED STOCK

     1. Following the selection of Participants who will receive a Restricted Stock Award, the Committee shall inform each such Participant of the number of Restricted Stock shares granted to the Participant and the terms and applicable conditions of the Award.

     2. Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

B.   OTHER TERMS AND CONDITIONS

     Company stock, when awarded pursuant to a Restricted Stock Award, will be represented by a stock certificate registered in the name of the Participant who is granted the Restricted Stock Award. Such certificate shall be deposited together with a stock power endorsed in blank with the Company. The Participant shall be entitled to receive dividends and all other distributions during the restriction period and shall have all shareholder's rights with respect to such stock, if any, with the exception that: (1) the Participant may not transfer ownership of the shares during the restriction period except by will or the laws of descent and distribution, (2) the Participant will not be entitled to delivery of the stock certificate during the restriction period, (3) the Company will retain custody of the stock during the restriction period, and (4), a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock shares. The Committee may impose additional restrictions, terms, or conditions upon the Restricted Stock Award.

C.   RESTRICTED STOCK AWARD AGREEMENT

     Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement in such form and containing such terms and conditions not inconsistent with the provisions of the Program as the Committee from time to time shall approve.

D.   TERMINATION OF EMPLOYMENT

     In the event of a Participant's Termination of Employment prior to satisfaction of conditions related to outstanding Restricted Stock Awards for reasons other than discharge or resignation, the Participant or the Participant's estate or beneficiary, in the sole discretion of the Committee, may be entitled to receive from Restricted Stock shares held by the Corporation a pro rata number of shares with respect to that Restricted Stock Award, or such other portion of the Restricted Stock Award, if any, as the Committee shall determine. In the event of Termination of Employment due to resignation or discharge, all Restricted Stock shares held by the Company shall be forfeited, and the

Participant shall not be entitled to any further consideration with respect to the forfeited Restricted Stock shares, subject to the discretion of the Committee to release of restrictions on all or any part of an Award, or unless otherwise stated in the Restricted Stock Agreement.

E. PAYMENT FOR RESTRICTED STOCK

     Restricted Stock Awards may be made by the Committee under which the Participant shall, upon payment of the par value, or, in the alternative, under which the Participant shall pay all (or any lesser amount than all) of the Fair Market Value of the stock, determined as of the date the Restricted Stock Award is made, receive a Restricted Stock Award. If payment is required, such purchase price shall be paid as provided in the Restricted Stock Award Agreement.

                                V. STOCK OPTIONS

A. STOCK OPTION TERMS AND CONDITIONS

     All stock options granted to Participants under the Program shall be evidenced by agreements which shall be subject to applicable provisions of the Program, and such other provisions as the Committee may adopt, including the following provisions:

     1. PRICE: The option price per share of Nonstatutory Stock Options (NQSOs) and Incentive Stock Options (ISOs) shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant.

     2. PERIOD: An ISO shall not be exercisable for a term longer than ten years from date of its grant. NQSOs shall have a term not longer than ten years from the date of grant.

     3. TIME OF EXERCISE: The Committee may prescribe the timing of the exercise of the stock option and any minimums and installment provisions and may accelerate the time at which a stock option becomes exercisable.

     4. EXERCISE PROCEDURES: A stock option, or a portion thereof, shall be exercised by delivery of notice of exercise to the Company or the Program administrator designated from time to time by the Company and payment of the full price of the shares being purchased. Such notice shall be given in the form designated from time to time by the Company.

     5. PAYMENT: The price of an exercised stock option, or portion thereof, may be paid:

     (a) in cash or by check, bank draft or money order payable to the order of the Company; or

     (b)  through  the   delivery  of  shares  of  Common  Stock  owned  by  the
          Participant, having an aggregate Fair Market Value as determined on the date of exercise equal to the option price; or

     (c) by a combination of both a and b above. The Committee may impose such limitations and prohibitions on the use of any shares of Common Stock to exercise a stock option as it deems appropriate.

     6. SPECIAL RULE FOR INCENTIVE STOCK OPTIONS: Notwithstanding any other provisions of the Program, the aggregate Fair Market Value of the shares of Common Stock, determined as of the time the stock option is granted, for which the Participant may first exercise Incentive Stock Options in any calendar year shall not exceed U.S. $100,000 or such other individual employee grant limit as may be in effect under the Code.

     7. EFFECT OF LEAVES OF ABSENCE: It shall not be considered a Termination of Employment when a Participant is placed by the Company on military leave, sick leave or other bona fide leave of absence. In case of such leave of absence, the employment relationship for Program purposes shall be continued until the later of the date when such leave of absence equals ninety days or when the Participant's right to reemployment with the Company shall no longer be guaranteed either by statute or contract.

     8. TERMINATION OF EMPLOYMENT: In the event of Termination of Employment, the following provisions shall apply unless waived by the Committee, or as otherwise specifically provided in the Stock Option Agreement:

     (a)  Discharge for Cause: All outstanding options shall be cancelled.

     (b) Termination Other Than for Cause: Unless and except as otherwise specified in a Participant's agreement, all options shall expire on the earlier of (i) 90 days following the Termination of Employment or
          (ii) the expiration of the full term of the option.

     Notwithstanding the foregoing, the Committee may rescind the right to exercise stock options following Termination of Employment if the Participant has been found to be directly or indirectly engaged in any activity which is in competition with the Company or otherwise adverse to or not in the best interest of the Company.

B.   STOCK APPRECIATION RIGHTS (SARS)

     1. Stock options granted under the Program may be granted with Stock Appreciation Rights attached on a one-to-one basis. SARs are subject to all terms and conditions of the related stock options. SARs may only be granted in connection with a stock option, and as such are subject to the limit on shares authorized under Article II, Paragraph C. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the positive difference between the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right and the exercise price of the related stock option.

     2. Stock Appreciation Rights will be subject to all applicable provisions of the Program, as well as any other provisions the Committee may adopt. The exercise of an SAR will result in the cancellation of the related stock option, and options so cancelled shall not be available for future awards under the Program. The exercise, expiration, forfeiture or other termination of a stock option will result in termination of the attached SAR.

                           VI. PERFORMANCE UNIT AWARDS

     A. Each Award shall be subject to the limitations and terms provided in the Program. A new Award may commence on the first anniversary date of the preceding Award. The Committee shall grant to each Participant in a Performance Unit Award a number of units with a target cash value as shall be established by the Committee prior to the first year of each Performance Period.

     B. To allow for recognition of significant individual contributions to the Company's performance, individual awards of Performance Units may be granted to new Participants during the first year of a Performance Period, at the discretion of the Committee.

     C. Performance Unit Awards for each Participant shall be recommended by the Chief Executive Officer and submitted to the Committee for approval. Participants will generally be notified of their individual Performance Unit Award within the first six months of a Performance Period.

     D. Performance Goals for each Performance Period will be recommended by the Chief Executive Officer of the Company, and submitted to the Committee for approval.

     E. Once a Performance Period has begun and Performance Goals have been established, they may not be changed for that Performance Period except in the event of:

     1. A significant acquisition of another business concern by the Company, as deemed by the Committee;

     2. A disposition of a significant part of the business by the Company, as deemed by the Committee;

     3. An external calamitous event, such as a natural disaster, which has a significant effect on the Company, as determined by the Committee;

     4.   Any  significant  changes  due  to  legislation,   as  deemed  by  the
          Committee; or

     5.   Any other extraordinary event, as deemed by the Committee.

     F. A performance valuation schedule shall be recommended by the Chief Executive Officer of the Company and approved by the Committee before grants are made under the Program. The Committee shall approve or modify the proposed schedule which will contain various levels of performance and corresponding Performance Unit values.

     G. At the end of a Performance Period, the Committee shall review actual performance and determine the Award payouts, if any.

     H. In the event of a Participant's Termination of Employment prior to the satisfaction of conditions related to outstanding Performance Unit Awards for reasons other than discharge or resignation, the Participant, or the Participant's estate or beneficiary, in the sole discretion of the Committee, may be entitled to receive a pro-rata distribution of outstanding Performance Unit Awards. In the event of Termination of Employment due to resignation or discharge, all Awards will be cancelled, and the Participant shall not be entitled to any further consideration with respect to the forfeited Performance Units, subject to the discretion of the Committee.

                             VII. PERFORMANCE AWARDS

A.   PERFORMANCE AWARDS GRANTED TO DESIGNATED PARTICIPANTS

     If the Committee determines that an award of Performance Shares, Performance Units, Restricted Stock or Restricted Stock Units to be granted to a Participant should qualify as "performance-based compensation" for purposes of
Section 162(m) of the Code, the grant, vesting and/or settlement of such award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Article VII.A.

     1. PERFORMANCE GOALS GENERALLY. The performance goals for such awards ("Performance Awards") shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Article VII.A. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto). The Committee may determine that such Performance Awards shall be granted, vested and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

     2. BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; (9) total stockholder return; and (10) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index.

     3. PERFORMANCE PERIOD; TIMING FOR ESTABLISHED PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under
Section 162(m) of the Code.

     4. SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Common Stock or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a the Participant in respect of a Performance Award subject to this Article VII.A. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

B.   WRITTEN DETERMINATION

     All determinations by the Committee as to the establishment of performance goals or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Article VII.A. shall be made in writing in the case of any award intended to qualify under Section 162(m) of the Code.

                          VIII. RESTRICTED STOCK UNITS

A.   GRANT OF RESTRICTED STOCK UNITS

     Following the selection of Participants who will receive an award of Restricted Stock Units, the Committee shall inform each such Participant of the number of Restricted Stock Units granted to the Participant and the terms and applicable conditions of the Restricted Stock Unit Award.

B.   OTHER TERMS AND CONDITIONS

     Restricted Stock Unit Awards will provide for the delivery of the number of shares of Common Stock equivalent to the number of Restricted Stock Units at the time and subject to the terms and conditions set forth by the Committee. Delivery of shares of Common Stock pursuant to the Restricted Stock Unit Awards will occur upon expiration of the deferral period specified by the Committee. In addition, Restricted Stock Unit Awards shall be subject to such restrictions, including forfeiture conditions, as the Committee may impose. Prior to distribution of shares of Common Stock under a Restricted Stock Unit Award, the Participant shall have no rights as a shareholder with respect to the shares subject to the Award.

C.   RESTRICTED STOCK UNIT AWARD AGREEMENT

     Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement in such form and containing such terms and conditions, not inconsistent with the provisions of the Program, as the Committee from time to time shall approve.

D.   TERMINATION OF EMPLOYMENT

     In the event of a Participant's Termination of Employment prior to satisfaction of conditions related to an outstanding Restricted Stock Unit Award for reasons other than discharge or resignation, the Participant or the Participant's estate or beneficiary, in the sole discretion of the Committee, may be entitled to receive from the Restricted Stock Unit Award a pro rata number of shares with respect to the Restricted Stock Unit Award, or such other portion of the Restricted Stock Unit Award, if any, as the Committee shall determine. In the event of Termination of Employment due to resignation or discharge, all Restricted Stock Units held by the Participant shall be forfeited, and the Participant shall not be entitled to any further consideration with respect to the forfeited Restricted Stock Units, subject to the discretion of the Committee to release restrictions and deliver shares in respect of all or any part of an Award, or unless otherwise stated in the Restricted Stock Unit Award Agreement.

                             IX. GENERAL PROVISIONS

A.   AMENDMENT AND TERMINATION OF PROGRAM

     The Board may, at any time and from time to time, suspend or terminate the Program in whole or amend it from time to time in such respects as the Board may deem appropriate; provided, however, that, without the consent of an affected Participant, no amendment, suspension, or termination of the Program may adversely affect the rights of such Participant under any Award theretofore granted to him or her.

B.   GOVERNMENT AND OTHER REGULATIONS

     The right of the Company to issue Awards under the Program shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required.

C.   OTHER COMPENSATION PLANS AND PROGRAMS

     The Program shall not be deemed to preclude the implementation by Company of other compensation plans or programs which may be in effect from time to time.

D.   MISCELLANEOUS PROVISIONS

     1. NO RIGHT TO CONTINUE EMPLOYMENT: Nothing in the Program or in any Award confers upon any Participant the right to continue in the employ of the Company or interferes with or restricts in any way the rights of the Company to discharge any Participant at any time for any reason whatsoever, with or without cause.

     2. NON-TRANSFERABILITY: Except as otherwise determined by the Committee and set forth in the applicable Award Agreement, prior to being earned under Articles III, IV, or VI, being exercised under Article V, or having shares distributed under Article VIII, no right or interest of any Participant in any Award under the Program shall be (a) assignable or transferable, except by will or the laws of descent and distribution or a valid beneficiary designation taking effect at death made in accordance with procedures established by the Committee, or (b) liable for, or subject to, any lien, obligation or liability, except to the extent that Non-Qualified Stock Options may be pledged as security in a margin account for their exercise.

     3. DESIGNATION OF BENEFICIARY: A Participant, in accordance with procedures established by the Committee, may designate a person or persons to receive, in the event of the Participant's death, (a) any payments with respect to which the Participant would then be entitled, and (b) the right to continue to participate in the Program to the extent of such Participant's outstanding Awards. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked in writing.

     4. WITHHOLDING TAXES: The Company may require a payment from a Participant to cover applicable withholding for income and employment taxes. The Company reserves the right to offset such tax payment from any other funds which may be due the Participant by the Company.

     5. PROGRAM EXPENSES: Any expenses of administering the Program shall be borne by the Company.

     6. CONSTRUCTION OF PROGRAM: The interpretation of the Program and the application of any rules implemented hereunder shall be determined solely in accordance with the laws of the State of New York.

     7. UNFUNDED PROGRAM: The Program shall be unfunded, and the Company shall not be required to segregate any assets which may at any time be represented by Awards. Any liability of the Company to any person with respect to an Award under this Program shall be based solely upon any obligations which may be created by this Program. No such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

     8. BENEFIT PLAN COMPUTATIONS: Except as otherwise determined by the Company, any benefits received or amounts paid to a Participant with respect to any Award granted under the Program shall not have any effect on the level of benefits provided to or received by any Participant, or the Participant's estate or beneficiary, as part of any employee benefit plan (other than the Program) of the Company.

     9. PRONOUNS, SINGULAR AND PLURAL: The masculine may be read as feminine, the singular as plural and the plural as singular as necessary to give effect to the Program.

E.   EFFECTIVE DATES

     The amendment and restatement of the Program will become effective on approval by the Board of the Company, subject to shareholder approval. All outstanding Awards shall remain in effect until all outstanding awards have been earned, have been exercised or repurchased, have expired or have been cancelled.

                        ADDENDUM FOR FRENCH STOCK OPTIONS

     The following additional provisions constitute the 2002 French Stock Option Addendum (the "French Addendum").

A.   PURPOSE OF THE FRENCH ADDENDUM

     The Committee has prescribed these additional provisions to the Program to permit French Participants to be granted French Options under the Program and only modify the Program as it relates to French Options granted under the Program to French Participants. These provisions apply to French Participants notwithstanding any other provisions of the Program, and do not apply to or modify the Program in respect of any other Participants.

     The Board has  adopted  these  additional  provisions  in  accordance  with
Article II, Paragraph A of the Program.

B.   DEFINITIONS

     1. When used in this French Addendum, the following terms shall have the meanings set forth below:

     "Award" (or "stock option") shall mean a French Option granted under the terms of the French Addendum and the Program.

     "Cause" shall mean:

          a. conviction of the French Participant of a felony involving moral turpitude or dishonesty;

          b. the French Participant, in carrying out his or her duties for the Company, has been guilty of (1) gross neglect or (2) wilful misconduct; provided, however, that any act or failure to act by the French Participant shall not constitute Cause for this purpose if such act or failure to act was committed, or omitted, by the French Participant in good faith and in a manner reasonably believed to be in the overall best interests of the Company. The determination of whether the French Participant acted in good faith and that he or she reasonably believed his or her action to be in the Company's overall best interest will be in the reasonable judgment of the General Counsel of the Company, or, if the General Counsel shall have an actual or potential conflict of interest, the Committee; or

          c. the French Participant's continued wilful refusal to obey any appropriate policy or requirement duly adopted by the Company and the continuance of such refusal after receipt of notice.

     "Company" shall mean XL Capital Ltd, a Cayman Islands corporation.

     "French Option" shall mean a right to acquire stock granted under this French Addendum.

     "French Participant" shall mean an employee of a Group Company to whom a subsisting French Option has been granted under this French Addendum, and any reference to "Participant" in the other provisions of this Program shall be construed as if it were a reference to "French Participant".

     "Group Company" shall mean XL Capital Ltd, a Cayman Islands corporation or any other entity in which XL Capital Ltd owns 20 % or more of the ordinary voting power or equity.

     "Market Value" shall mean on any day the market value of a share as derived from the closing price of the Company's Common Stock on the composite tape of the New York Stock Exchange, and any reference to "Fair Market Value" in the other provisions of the Program shall be construed as though it were a reference to "Market Value" for the purposes of grants under this French Addendum.

     "Trading Day" shall mean any day that the New York Stock Exchange is open for business.

     2. The following definitions in Article I Paragraph B of the Program shall not apply to this French Addendum:

          "Incentive Stock Option"
          "Nonstatutory Stock Option"
          "Performance Goal"
          "Performance Period"
          "Performance Shares"
          "Performance Unit"
          "Restricted Stock"
          "Restricted Stock Unit"
          "Stock Appreciation Rights" or "SARs"

C. PROVISIONS RELATING TO PERFORMANCE SHARES, RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE UNIT AWARDS AND PERFORMANCE AWARDS

     Articles III, IV, VI, VII, and VIII of the Program shall not apply to French Options.

D.   PARTICIPATION

     1. French Options may be granted to any employee including "PDG" and managers "mandataires sociaux".

     2. No French Options may be granted to consultants who do not have a work contract with the Company.

     3. No French Options may be granted to an Administrator or member of the Conseil de Surveillance, who does not have a work contract with the Company.

     4. No French Options may be granted to any employee who, at the date of grant, holds shares representing 10% or more of the issued share capital of XL Capital Ltd.

E.   PRICE

     1. The option price per share of French Options shall not be less than:

          a. for French Options relating to newly issued shares of Common Stock, the higher of:

               i. 100 per cent of the Market Value of a share of Common Stock on the date of grant; and

               ii. 80 per cent of the average of the middle market quotations for a share of Common Stock derived from the composite tape of the New York Stock Exchange for the 20 consecutive Trading Days preceding the date of grant of such option.

          b. for French Options relating to shares of Common Stock purchased by the Company, the higher of:

               i. 80 per cent of the average purchase price of a share of Common Stock purchased by the Company; and

               ii. 80 per cent of the average middle market quotations for a share of Common Stock derived from the composite tape of the New York Stock Exchange for the 20 consecutive Trading Days preceding the date of grant of such option.

     2. The option price of a French Option shall be determined and fixed at the date of grant and may be adjusted only upon the occurrence of any of the events specified under the French Code of Commerce (section L. 225-181) in accordance with French law.

F.   DATE OF GRANT

     No French Option may be granted:

     1. during the 20 consecutive Trading Days after the payment of a dividend;

     2. during the 20 consecutive Trading Days after an increase of capital reserved to the shareholders;

     3. during the 10 consecutive Trading Days preceding the date of publication of the consolidated accounts or any annual financial statements of the Company;

     4. during the 10 consecutive Trading Days following the date of publication of the consolidated accounts or any annual financial statements of the Company;

     5. during the period starting on any date on which the corporate management of the Company is aware of unpublished price-sensitive information and ending 10 Trading Days after the publication of such information;

G. EXERCISE FOLLOWING DEATH OF FRENCH PARTICIPANT

     The heirs of a deceased French Participant may exercise the French Option during the period of six months following the date of death. The French Option may not be assigned or transferred in any other circumstances, and any purported transfer, assignment, or charge shall cause the French Option to lapse forthwith.

H.   DISPOSAL OF SHARES

     Any disposal of Common Stock by a French Participant less than four years after the date of grant, and regardless of whether he has left employment with the Company, shall be accompanied by a notice of disposal sent by the French Participant to his employing company or former employing company within one week of the disposal.

I.   LAPSE OF FRENCH OPTIONS

     French Options granted under this French Addendum shall lapse upon the first of the following events to occur:

     1. the tenth anniversary of the date of grant of the French Option;

     2. the third anniversary of the Retirement or Disability of the French Participant;

     3. six months following the death of the French Participant;

     4. unless otherwise provided in an Employment Agreement between the French Participant and the Company, the third anniversary of the termination of the French Participant's employment by the Company not for Cause within two years following a Change of Control (the "Post-Change Period");

     5. ninety days following termination of the French Participant's employment by the Company not for Cause outside a Post-Change Period;

     6. the last date of employment of the French Participant if employment is terminated by the Company for Cause;

     7. the French Participant being adjudicated bankrupt; or

     8. thirty days after the last date of employment of the French Participant if employment terminates other than as set forth above in this paragraph.

J.   EXERCISE OF FRENCH OPTIONS

     1. Article V, Paragraphs A.1, A.2, A.3 and A.6 of the Program shall not apply.

     2. Subject to the time limits in Paragraph I above, the French Options shall become exercisable according to the vesting schedule detailed in the French Participant's stock option agreement; provided, however, that the option shall be immediately exercisable in full in the event of a Change of Control or upon termination of the French Participant's employment due to death or Disability.

     3. The French Option may be exercisable in whole or in part by the French Participant giving written notice of exercise to the Company or the Program administrator designated from time to time by the Company stating the number of shares with respect to which the French Option is being exercised, in the form prescribed by the Company. Such exercise shall be effective upon receipt of such notice by the Company or Program administrator and payment in full of the option price.

     4. When a French Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole French Option and the Company shall issue a new option certificate accordingly as soon as possible after the partial exercise.

     5. The French Participant may exercise his French Option at any time after the French Option becomes exercisable in accordance with Subparagraph 2 of this Paragraph J and before the French Option lapses for any reason stated in Paragraph I of this French Addendum.

                       2002 ITALIAN STOCK OPTION ADDENDUM

     The following additional provisions constitute the 2002 Italian Stock Option Addendum (the "Italian Addendum").

A.   PURPOSE OF THE ITALIAN ADDENDUM

     The Committee has prescribed these additional provisions to the Program to permit Italian Participants to be granted Italian Options under the Program and only modify the Program as it relates to Italian Options granted under the Program to Italian Participants. These provisions apply to Italian Participants notwithstanding any other provisions of the Program, and do not apply to or modify the Program in respect of any other Participants.

     The Board has  adopted  these  additional  provisions  in  accordance  with
Article II, Paragraph A of the Program.

B.   DEFINITIONS

     1. When used in this Italian Addendum, the following terms shall have the meanings set forth below:

     "Award" shall mean an Italian Option granted under the terms of the Italian Addendum and the Program.

     "Cause" shall mean:

          a. conviction of the Italian Participant of a felony involving moral turpitude or dishonesty;

          b. the Italian Participant, in carrying out his or her duties for the Company, has been guilty of (1) gross neglect or (2) wilful misconduct; provided, however, that any act or failure to act by the Italian Participant shall not constitute Cause for this purpose if such act or failure to act was committed, or omitted, by the Italian Participant in good faith and in a manner reasonably believed to be in the overall best interests of the Company. The determination of whether the Italian Participant acted in good faith and that he or she reasonably believed his or her action to be in the Company's overall best interest will be in the reasonable judgment of the General Counsel of the Company, or, if the General Counsel shall have an actual or potential conflict of interest, the Committee; or

          c. the Italian Participant's continued wilful refusal to obey any appropriate policy or requirement duly adopted by the Company and the continuance of such refusal after receipt of notice.

     "Date of Offer" shall mean the date of the meeting during which the Committee resolves to grant Italian Options pursuant to Article II, Paragraph B of the Program.

     "Fair Market Value" shall mean on any day the market value of a share as derived from the closing price of the Company's Common Stock on the composite tape of the New York Stock Exchange.

     "Italian Option" shall mean a right to acquire stock granted under this Italian Addendum.

     "Italian Participant" shall mean an Italian resident employee of the Company to whom a subsisting Italian Option has been granted under this Italian Addendum, and any reference to "Participant" in the other provisions of this Program shall be construed as if it were a reference to "Italian Participant".

     2. The following definitions in Article I Paragraph B of the Program shall not apply to this Italian Addendum:

     "Incentive Stock Option"
     "Nonstatutory Stock Option"
     "Performance Goal"
     "Performance Period"
     "Performance Shares"
     "Performance Unit"
     "Restricted Stock"
     "Restricted Stock Units"
     "Stock Appreciation Rights" or "SARs"

C. PROVISIONS RELATING TO PERFORMANCE SHARES, RESTRICTED STOCK, RESTRICTED STOCK UNITS PERFORMANCE UNIT AWARDS AND PERFORMANCE AWARDS

     Articles III, IV, VI, VII, and VIII of the Program shall not apply to Italian Options.

D.   PARTICIPATION

     1. Italian Options may be granted to any Italian resident employee of the Company save for the exceptions listed in sub-paragraph 2 and 3 of this paragraph D.

     2. No Italian Options may be granted to any person who is not an employee of the Company.

     3. No Italian Options may be granted to any employee who, at the date of grant, holds either:

          a. shares representing 10% or more of the issued share capital of XL Capital Ltd; or

          b. 10% or more of the voting rights exercisable in the ordinary general shareholders' meeting.

E.   PRICE

     1. The option price per share of Italian Options shall be:

          a. for Italian Options relating to newly issued shares of Common Stock, not less than 100 per cent of the Fair Market Value of a share of Common Stock on the date of grant; and

          b. for Italian Options relating to shares of Common Stock purchased by the Company, not less than the nominal value of a Share provided that such option price shall not be less than the average of the middle market quotations for a share of Common Stock derived from the composite tape of the New York Stock Exchange for the period commencing on the same date as the Date of Offer in the previous calendar month (or in the event that such date does not exist, the last day of that preceding calendar month) and ending on the Date of Offer of such Italian Option.

F. EXERCISE FOLLOWING DEATH OF ITALIAN PARTICIPANT

     Italian Options may be assigned or otherwise transferred only in the following circumstances:

     1. by will or the laws of descent and distribution; or

     2. by valid beneficiary designation taking effect at death made in accordance with procedures established by the Committee.

G.   LAPSE OF ITALIAN OPTIONS

     Italian Options granted under this Italian Addendum shall lapse upon the first of the following events to occur:

     1. the tenth anniversary of the date of grant of the Italian Option;

     2. the third anniversary of the Retirement or Disability of the Italian Participant;

     3. six months following the death of the Italian Participant;

     4. unless otherwise provided in an Employment Agreement between the Italian Participant and the Company, the third anniversary of the termination of the Italian Participant's employment by the Company not for Cause within two years following a Change of Control (the "Post-Change Period");

     5.  ninety  days  following   termination  of  the  Italian   Participant's
employment by the Company not for Cause outside a Post-Change Period;

     6. the last date of employment of the Italian Participant if employment is terminated by the Company for Cause;

     7. the Italian Participant being adjudicated bankrupt; or

     8. thirty days after the last date of employment of the Italian Participant if employment terminates other than as set forth above in this paragraph.

H.   EXERCISE OF ITALIAN OPTIONS

     1. Article V, Paragraphs A.1, A.2, A.3 and A.6 of the Program shall not apply.

     2. Subject to the time limits in Paragraph G above, the Italian Options shall become exercisable according to the vesting schedule detailed in the Italian Participant's stock option agreement; provided, however, that the option shall be immediately exercisable in full in the event of a Change of Control or upon termination of the Italian Participant's employment due to death or Disability.

     3. The Italian Option may be exercisable in whole or in part by the Italian Participant giving written notice of exercise to the Company or the Program administrator designated from time to time by the Company stating the number of shares with respect to which the Italian Option is being exercised, in the form prescribed by the Company. Such exercise shall be effective upon receipt of such notice by the Company or Program administrator and payment in full to the Company of the option price.

     4. When an Italian Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Italian Option and the Company shall issue a new option certificate accordingly as soon as possible after the partial exercise.

     5. The Italian Participant may exercise his Italian Option at any time after the Italian Option becomes exercisable in accordance with Subparagraph 2 of this Paragraph H and before the Italian Option lapses for any reason stated in Paragraph G of this Italian Addendum.

                    ADDITIONAL PROVISIONS FOR UK PARTICIPANTS

     The following additional provisions constitute the 2002 UK Approved Stock Option Appendix (the "UK Subplan") for UK Participants.

A. PURPOSE OF THE UK SUBPLAN

     The Committee has prescribed these additional provisions to the Program to permit UK Participants to be granted Approved Options under the Program. These provisions are to be read as a continuation of the Program and only modify the Program as it relates to Approved Options granted under the Program to UK Participants. These provisions do not apply to or modify the Program in respect of any other Participants.

     The Board has  adopted  these  additional  provisions  in  accordance  with
Article II, Paragraph A of the Program.

     In the event of any conflict between the terms of the Program and the UK Subplan, the terms of the UK Subplan will take precedence insofar as Approved Options granted to UK Eligible Employees are concerned.

B.   DEFINITIONS

     1. When used in this UK Subplan, the following additional terms shall have the meanings set forth below:

     "Approved Option" shall mean a right to acquire Common Stock granted under this UK Subplan to a UK Participant while this UK Subplan is approved by the UK Inland Revenue under the Taxes Act.

     "Associated Company" in relation to the Company shall have the meaning given by s416 of the Taxes Act.

     "Cause" shall mean:

          a. conviction of the UK Participant of a felony involving moral turpitude or dishonesty;

          b. the UK Participant, in carrying out his or her duties for the Company, has been guilty of (1) gross neglect or (2) wilful misconduct; provided, however, that any act or failure to act by the UK Participant shall not constitute Cause for this purpose if such act or failure to act was committed, or omitted, by the UK Participant in good faith and in a manner reasonably believed to be in the overall best interests of the Company. The determination of whether the UK Participant acted in good faith and that he or she reasonably believed his or her action to be in the Company's overall best interest will be in the reasonable judgment of the General Counsel of the Company, or, if the General Counsel shall have an actual or potential conflict of interest, the Committee; or

          c. the UK Participant's continued wilful refusal to obey any appropriate policy or requirement duly adopted by the Company and the continuance of such refusal after receipt of notice.

     "Control" shall have the meaning given by section 840 of the Taxes Act.

     "Eligible Employee" shall mean:

          a. any full-time director employed by a Participating Company and required to devote not less than 25 hours per week to his duties (excluding meal breaks); or

          b.   any other employee of a Participating Company

     provided  that the director or employee is not  precluded by paragraph 8 of
Schedule 9 (material interest in a close company) from participating in this UK Subplan.

     "Exchange Rate" shall mean, on any day it falls to be calculated, the closing mid-point of the pound/dollar exchange rate quoted in the Financial Times on that day.

     "Group Company" shall mean:

          a.   the Company; or

          b.   any company under the Control of the Company.

     "Participating Company" shall mean any Group Company which is permitted by the Inland Revenue to participate in the Program and which is designated by the Committee as a Participating Company or a jointly owned company for which the prior consent of the Inland Revenue has been obtained provided that if any jointly owned company which has been nominated as a Participating Company ceases to satisfy the necessary Inland Revenue requirements (unless as a consequence of such cessation if becomes under the control of the Company) it shall forthwith cease to be a Participating Company.

     "Schedule 9" shall mean Schedule 9 to the Taxes Act.

     "Taxes Act" shall mean the Income and Corporation Taxes Act 1988.

     "UK Subplan" shall mean the 2002 UK Approved Stock Option Appendix, as amended from time to time.

     2. When used in this UK Subplan, the following terms in Article I, Provision B shall be modified as set forth below in relation to Approved Options only:

     "Award" shall mean Approved Options granted under the terms of the Program and the UK Subplan.

     "Common Stock" shall mean the Class A ordinary shares of the Company, par value of $0.01 per share, which satisfy the requirements of paragraph 10-14 of
Schedule 9, and may be either stock previously authorized but unissued, or stock acquired by the Company.

     "Company" shall mean XL Capital Ltd, a Cayman Islands corporation.

     "Market  Value"  shall mean in respect of a share  comprised in an Approved
Option:

          a. On any day, the market value of a share as derived from the mid-market price of the Company's Common Stock on the composite tape of the New York Stock Exchange; or

          b. If the shares are not for the time being fully quoted on the New York Stock Exchange or the Daily Official List of the London Stock Exchange, the value of a share over which such Approved Option is granted as determined by the Committee as at the date of grant and having regard to the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Inland Revenue Shares Valuation Division. Any reference to "Fair Market Value" in the other provisions of the Program shall be construed as though it were a reference to "Market Value" for the purposes of grants under this UK Subplan.

     "UK  Participant"  shall mean an  Eligible  Employee  to whom a  subsisting
Approved Option has been granted under this UK Subplan, and any reference to "Participant" in the other provisions of this Program shall be construed as if it were a reference to "UK Participant".

     3. Terms and expressions not defined in this Paragraph B have the same meaning as in section 185 and Schedule 9 of the Taxes Act, where appropriate.

     4. References to any statutory provision are to that provision as amended or re-enacted from time to time.

     5. All references in the Program to Stock Appreciation Rights and Incentive Stock Options shall not apply for the purposes of options granted under this UK Subplan.

C.   ADMINISTRATION

     1. Article II, Paragraph A of the Program shall be modified by the addition of the following words "No amendment to the UK Subplan or to this Program in so far as it applies to Approved Options shall become effective unless and until it is approved by the UK Inland Revenue. No Approved Options may be granted unless and until the UK Subplan is approved by the UK Inland Revenue."

     2. The rights and obligations of an option holder under the terms of his contract of employment are not affected by his participation in this UK Subplan.

D. ADJUSTMENTS TO SHARE CAPITAL

     1. Article II, Paragraph D shall be amended by the deletion of the words "stock splits in the capitalization of the Company" and replaced by the following "any capitalization (other than a scrip issue), rights issue, consolidation, subdivision, reduction or other variation of the share capital of the Company".

     2. Article II, Paragraph D shall be amended by the deletion of the last two sentences  beginning "Also, in instances . . . ." and finishing " . . . . proper effect to such an event".

     3. Article II, Paragraph D of the Program shall be modified so that after the words "outstanding stock options shall be similarly adjusted", the following words are inserted:

          a. the aggregate amount payable on the exercise of an Approved Option in full is not increased;

          b. no adjustment shall be made without the prior approval of the Inland Revenue; and

          c. following the adjustment the shares of Common Stock continue to satisfy the conditions specified in paragraph 10-14 inclusive of
               Schedule 9."

E. PROVISIONS RELATING TO PERFORMANCE SHARES, RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE UNIT AWARDS AND PERFORMANCE AWARDS

     Articles II Paragraph F, III, IV, VI, VII, VIII, and IX Paragraph D.4 of the Program shall not apply to Approved Options.

F.   GRANT OF APPROVED OPTIONS

     1. Approved Options granted to Eligible Employees chosen to participate may be granted by deed. A single deed of grant may be executed in favour of any number of Eligible Employees.

     2. The first sentence of Article V, Paragraph A.1 shall be deleted and replaced with the following words;

     "All Approved Options granted to UK Participants under this UK Subplan shall be evidenced by option certificates stating:

          a.   the date of grant of the Approved Option;

          b. the number and class of shares over which the Approved Option is granted;

          c.   the option price payable for each share;

          d.   any condition as to exercise imposed in accordance with Paragraph
               F.3 below."

     3. The exercise of an Approved Option may be conditional upon the satisfaction of objective corporate performance condition(s) imposed by the Committee at the date of grant. Any such performance conditions shall be deemed waived in the event of a Change of Control, or termination of employment by reason of death or Disability.

G.   PRICE

     Article V, Paragraph A.1 shall be modified by the addition of the following words;

     "The option price per share of Approved Options shall not be less than 100 per cent of the Market Value of a share of Common Stock on the date of grant."

H.   PERIOD

     Article V, Paragraph A.2 shall be modified so that after the words "an ISO" the words "or an Approved Option" shall be inserted.

I.   TIME OF EXERCISE

     Article V, Paragraph A.3 shall be deleted and replaced with the following words;

     "Time of Exercise: Subject to the time limit in Article V, Paragraph A.2, one-third of the Approved Options shall become exercisable on each of the first three anniversaries of the date of grant; provided, however, that the option shall be immediately exercisable in full in the event of a Change of Control or upon termination of the UK Participant's employment due to his or her death or Disability.

J.   PAYMENT

     Article V, Paragraphs A.5.b and A.5.c shall be deleted and replaced with a new paragraph A.5.b as follows;

     "by arrangements with the Company, which arrangements shall have been approved in advance by the UK Inland Revenue."

K. LIMIT ON VALUE OF APPROVED OPTIONS HELD

     The following new paragraph  shall be inserted  after Article V,  Paragraph
A.6;

     "Special Rule for Approved Options; notwithstanding any other provision of the Program, the aggregate Market Value of the shares of Common Stock, determined at the relevant grant dates (converted to pounds sterling at the Exchange Rate on the relevant dates of grant), which the UK Participant may acquire on the exercise in full of all unexercised Approved Options then held by him under this UK Subplan and any other Inland Revenue approved discretionary share option plan adopted by the Company and any Associated Company, shall not exceed GB(pound)30,000 or such other amount as shall from time to time be specified in paragraph 28 of Schedule 9."

L.   LAPSE OF APPROVED OPTIONS

     Article V, Paragraph A.8 shall be replaced by the following new paragraph;

     1. Approved Options granted under this UK Subplan shall lapse upon the first of the following events to occur:

          a.   the  tenth  anniversary  of the  date of  grant  of the  Approved
               Option;

          b. the third anniversary of the Retirement or Disability of the UK Participant;

          c.   the first anniversary of the death of the UK Participant;

          d. unless otherwise provided in an Employment Agreement between the UK Participant and the Company, the third anniversary of the termination of the UK Participant's employment by the Company not for Cause within two years following a Change of Control (the "Post-Change Period");

          e.   ninety  days  following   termination  of  the  UK  Participant's
               employment by the Company not for Cause outside a Post-Change Period;

          f. the last date of employment of the UK Participant if employment is terminated by the Company for Cause;

          g.   the UK Participant being adjudicated bankrupt; or

          h. thirty days after the last date of employment of the UK Participant if employment terminates other than as set forth above in this paragraph.

M.   EXERCISE OF APPROVED OPTIONS

     1. No Approved Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 (material interest in a close company within the preceding 12 months) from participating in this UK Subplan.

     2. No Approved Option may be exercised at any time when the shares which may be thereby acquired do not satisfy the conditions specified in paragraphs 10
- 14 of Schedule 9.

     3. The Approved Option may be exercisable in whole or in part by the UK Participant giving notice of exercise the Company or the Program administrator designated from time to time by the Company stating the number of shares with respect to which the Approved Option is being exercised, in the form prescribed by the Company. Such exercise shall be effective upon receipt of such notice by the Company or Program administrator and payment in full to the Company of the option price.

     4. Shares of Common Stock shall be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise and a definitive share certificate issued to the option holder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such shares of Common Stock shall rank pari passu with the other shares of the same class in issue at the date of allotment.

     5. When an Approved Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Approved Option and the Company shall issue a new option certificate accordingly as soon as possible after the partial exercise.

     6. The Approved Option may be exercised by the personal representatives of a deceased UK Participant during the period of one year following the date of death. The Approved Option may not be assigned or transferred in any other circumstances, and any purported transfer, assignment, or charge shall cause the Approved Option to lapse forthwith.

     7. The UK Participant may exercise his Approved Option at any time after the Approved Option becomes exercisable in accordance with Paragraph I above and before the Approved Option lapses for any reason stated in Paragraph L of this UK Subplan.

N.   EFFECTIVE DATES

     In relation to Approved Options, Article VIII Paragraph E shall be modified so that after the words "shareholder approval" the words "and the approval of the UK Inland Revenue to the UK Subplan" shall be inserted.

O. EXCHANGE OF APPROVED OPTIONS ON A TAKEOVER

     1. If any company ("the Acquiring Company") obtains Control of the Company within the circumstances specified in paragraph 15(1) of Schedule 9 to the Taxes Act, any UK Participant may, by agreement with the Acquiring Company at any time within the period specified in paragraph 15(2) of that Schedule 9, release his Approved Option ("the Old Option") in consideration of the grant to him of a new approved option ("the New Option") which is equivalent to the Old Option (by virtue of satisfying the requirements of paragraph 15(3) of Schedule 9 of the Taxes Act) but relates to stock in a different company (whether the Acquiring Company itself or another company within its group).

     2. Where any New Options are granted pursuant to Paragraph O.1 above they shall be regarded for the purposes of the subsequent application of the provisions of this UK Subplan as having been granted at the time when the corresponding Old Options were granted and, with effect from the date on which the New Options are granted:

          a. save for the definitions of "Participating Company" and "Group Company" in Paragraph B of this UK Subplan, references to "the Company" (including the definition in Paragraph B of this Subplan) shall be construed as being references to the Acquiring Company or such other company to whose stock the New Options relate; and

          b. references to "Common Stock" (including the definition in Paragraph B of this Subplan) shall be construed as being references to stock in the Acquiring Company or stock in such other company to which the New Options relate but references to Participating Company shall continue to be construed as if references to the Company were references to XL Capital Ltd.

                                                                      APPENDIX C


                                 XL CAPITAL LTD

                          DIRECTORS STOCK & OPTION PLAN

             (AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 7, 2003)


1.   PURPOSES.

     The purposes of the Directors Stock & Option Plan are to advance the interests of XL Capital Ltd and its shareholders by providing a means to attract, retain, and motivate Directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.   DEFINITIONS.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     (c) "Company" means XL Capital Ltd, a corporation organized under the laws of the Cayman Islands, or any successor corporation.

     (d)  "Director" means a non-employee member of the Board.

     (e) "Fair Market Value" means, with respect to Shares on any day, the following:

          (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Shares on the day preceding the date in question on the stock exchange which is the primary market for the Shares, as such price is officially quoted on such exchange. If there is no reported sale of Shares on such exchange on such date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists; and

          (ii) If the Shares are not at the time listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, the Fair Market Value shall be the closing selling price per share of Shares on the day preceding the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for Shares on such date, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

     (f)  "Fiscal Year" means the calendar year.

     (g)  "Option" means a right, granted under Section 5, to purchase Shares.

     (h) "Participant" means a Director who has been granted an Option, Restricted Stock Award, Restricted Stock Unit Award or who has elected to defer compensation under the Plan.

     (i)  "Plan" means this Directors Stock & Option Plan.

     (j) "Restricted Stock Award" means an award granted under Section 5(g) of the Plan.

     (k) "Restricted Stock Unit Award" means an award granted under Section 5(h) of the Plan.

     (l) "Shares" means class A ordinary shares, $.01 par value per share, of the Company.

3.   ADMINISTRATION.

     The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have full and exclusive authority to interpret the Plan, to make all determinations with respect to awards to be granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in the implementation and administration of the Plan. The Board's interpretation and construction of the Plan shall be conclusive and binding on all persons.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to adjustment as provided in Section 5(j), (i) the total number of Shares reserved for issuance solely pursuant to Section 6 of the Plan shall be 344,702, and (ii) an additional 300,000 Shares shall be reserved for issuance as Options, Restricted Stock Awards or Restricted Stock Unit Awards under
Section 5 of the Plan. If any Shares subject to an Option, Restricted Stock Award or Restricted Stock Unit Award hereunder are forfeited, cancelled or surrendered, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Option, Restricted Stock Award or Restricted Stock Unit Award shall, to the extent of any such forfeiture, cancellation or surrender, again be available for issuance as such an award under the Plan.

     (b) Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.   DIRECTOR'S AWARDS.

     (a) INITIAL OPTION GRANT. Each Director who is first elected to the Board subsequent to March 7, 2003 shall be granted an Option to purchase 5,000 Shares (or such other number of Shares, as determined from time to time by the Board) on the date such Director is first elected to the Board and such Option shall have an exercise price per Share equal to 100% of the Fair Market Value per Share at the date of grant; provided, however, that such price shall be at least equal to the par value of a Share.

     (b) ANNUAL OPTION GRANTS. On the date of each annual meeting of shareholders of the Company, beginning with the annual meeting for 2004, each Director in office immediately following the annual meeting shall automatically be granted an Option to purchase 5000 Shares (or such other number of Shares, as determined from time to time by the Board) with an exercise price per Share equal to 100% of the Fair Market Value per Share at the date of grant; provided, however, that such price per share shall be at least equal to the par value of a Share.

     (c) EXERCISABILITY. Each Option granted to a Director under Section 5(a) or
(b) of this Plan shall be fully exercisable on the date of grant and shall expire on the tenth anniversary of the date of grant, and exercisability of such an Option shall not be dependent upon the Director's continuing service on the Board.

     (d) TIME AND METHOD OF EXERCISE. The exercise price of an Option shall be paid to the Company at the time of exercise in cash or through delivery of Shares owned by the Director for more than six months having an aggregate Fair Market Value on the date of exercise equal to the exercise price.

     (e) DISCRETIONARY OPTIONS. Without limiting the operation of Section 5(a) or (b) hereof, the Board may also make discretionary Option grants to Directors hereunder. The Board may determine, in its discretion, the Directors to whom any such Options are to be granted, the number of Shares to be subject to each such Option and the other terms and conditions of such Options, consistent with the terms of the Plan. The exercise price per share of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and the term of an Option shall not be longer than ten years.

     (f) NO OPTION REPRICING. Except as provided in Section 5(j) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options issued under the Plan shall not be amended to lower their exercise prices and they will not be exchanged for other stock options with lower exercise prices.

     (g) RESTRICTED STOCK AWARDS. The Board may grant Restricted Stock Awards to Directors on such terms and conditions, consistent with the provisions of this Plan, as determined by the Board. Restricted Stock Awards shall be subject to restrictions on transferability, forfeiture conditions and other restrictions, if any, as the Board may impose, which restrictions and forfeiture conditions may lapse under such circumstances as the Board may determine. A Director who is granted a Restricted Stock Award shall have all of the rights of a shareholder prior to vesting of the Restricted Stock Award, including, without limitation, the right to vote the Restricted Stock and the right to receive dividends thereon.

     (h) RESTRICTED STOCK UNIT AWARDS. The Board may grant Restricted Stock Unit Awards to Directors on such terms and conditions, consistent with the provisions of this Plan, as determined by the Board. Restricted Stock Unit Awards will provide for the delivery of a number of Shares equal to the number of Restricted Stock Units at the time and subject to the terms and conditions set forth by the Board. Delivery of Shares pursuant to the Restricted Stock Unit Awards will occur upon expiration of the deferral period specified by the Board. In addition, Restricted Stock Unit Awards shall be subject to such restrictions, including forfeiture conditions, as the Board may impose.

     (i) TRANSFERABILITY. The Options, Restricted Stock Awards and Restricted Stock Unit Awards granted under the Plan may be assigned or otherwise transferred only: (i) by will or the laws of descent and distribution; (ii) by valid beneficiary designation taking effect at death made in accordance with procedures established by the Board; or (iii) solely in the case of Options, by the Director to members of his or her "immediate family", to a trust established for the exclusive benefit of solely one or more members of the Director's "immediate family" and/or the Director, or to a partnership or other entity pursuant to which the only owners are one or more members of the Director's "immediate family" and/or the Director. Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Director's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

     (j) ADJUSTMENTS. In the event that subsequent to the Effective Date any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change, affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another corporation, then in order to maintain the proportionate interest of the Directors and preserve the value of the awards made hereunder (i) there shall automatically be substituted for each Share subject to an unexercised Option, each Restricted Stock Award, each Restricted Stock Unit Award, and each Share to be issued on a formula basis under this Section 5 subsequent to such event, the number and kind of Shares or other securities into which each outstanding Share shall be changed or for which each such Share shall be exchanged, (ii) the exercise price of outstanding Options shall be increased or decreased proportionately so that the aggregate purchase price for the Shares subject to any unexercised Option shall remain the same as immediately prior to such event, and (iii) the number and kind of Shares available for issuance under the Plan shall be equitably adjusted in order to take into account such transaction or other change.

     (k) NONQUALIFIED OPTIONS. All Options granted under the Plan shall be nonqualified options, not entitled to special tax treatment under Section 422 of the Code.

6.   DIRECTOR'S FEES.

     (a) Each Director may make an irrevocable election on or before the October 31 immediately preceding the beginning of a Fiscal Year of the Company, by written notice to the Company, to defer payment of all or a designated portion (in increments of $5,000) of the cash compensation otherwise payable as his or her annual retainer for service as a Director for the next Fiscal Year. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make an election under this Section 6(a) within 60 days of such election or appointment to the Board in respect of annual retainer fees payable after the date of the election.

     (b) Deferrals of compensation hereunder shall continue until the Director notifies the Company in writing, on or prior to the October 31 immediately preceding the commencement of any Fiscal Year, that he wishes his compensation for such Fiscal Year and all succeeding periods to be paid in cash on a current basis.

     (c) All  compensation  which a Director  elects to defer  pursuant  to this
Section 6 shall be credited in the form of units to a bookkeeping account maintained by the Company in the name of the Director. Each such unit shall represent the right to receive one Share at the time determined pursuant to the terms of the Plan. In consideration for forgoing cash compensation, the number of units so credited will be equal to the number of Shares having an aggregate Fair Market Value (on the date the compensation would otherwise have been paid) equal to 110% of the amount by which the Director's cash compensation was reduced pursuant to the deferral election. Notwithstanding any other provision of this Plan, in the case of any deferral election made prior to the date of approval of this Plan by the affirmative votes of the holders of a majority of voting securities of the Company, the crediting of Share units to the Director's bookkeeping account shall be contingent on such shareholder approval. If such shareholder approval is not obtained within one year from the Effective Date of this Plan, compensation deferred pursuant to a prior election hereunder will be paid to the Director in cash at the end of such year.

     (d) As of each date on which a cash dividend is paid on Shares, there shall be credited to each account that number of units (including fractional units) determined by (i): multiplying the amount of such dividend (per Share) by the number of units in such account; and (ii) dividing the total so determined by the Fair Market Value of a Share on the date of payment of such cash dividend. The additions to a Director's account pursuant to this Section 6(d) shall continue until the Director's account is fully paid.

     (e) The account of a Director shall be distributed (in the form of one Share for each Share unit) either (x) in a lump sum at the time of termination of the Director's service on the Board or (y) in up to five annual installments commencing at the time of termination of the director's service on the Board, as elected by the Director. Each Director's distribution election must be made in writing within the later of (A) 60 days after December 1, 1998 or (B) 60 days after the Director first becomes eligible to participate in the Plan; PROVIDED, HOWEVER, that a Director may make a new distribution election with respect to the entire portion of his or her account subject to this Section 6(e) so long as such election is made at least one year in advance of the Director's termination of service on the Board. In the case of an account distributed in installments, the amount of Shares distributed in each installment shall be equal to the number of Share units in the Director's account subject to such installment distribution at the time of the distribution divided by the number of installments remaining to be paid.

     (f) The right of a Director to amounts described under this Section 6 (including Shares) shall not be subject to assignment or other disposition by him or her other than by will or the laws of descent and distribution. In the event that, notwithstanding this provision, a Director makes a prohibited disposition, the Company may disregard the same and discharge its obligation hereunder by making payment or delivery as though no such disposition had been made.

     (g) Each Director may make an election in writing on or prior to each October 31 to receive the Director's annual retainer fees payable in the following Fiscal Year in the form of Shares instead of cash. Any Shares elected shall be payable at the time cash retainer fees are otherwise payable, and the number of Shares distributed shall be equal to the amount of the annual retainer fee otherwise payable on such payment date divided by the Fair Market Value of a Share on such date. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make an election under this Section 6(g) within 60 days of such election or appointment to the Board in respect of annual retainer fees payable after the date of the election. Any election made under this Section 6(g) shall remain in effect unless and until a new election is made in accordance with the provisions of this Section 6(g).

     (h) In the event that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change, affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of Shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Directors and preserve the value of the Directors' Share units, there shall automatically be substituted for each Share unit a new unit representing the number and kind of Shares, other securities or other consideration into which each outstanding Share shall be changed. The substituted units shall be subject to the same terms and conditions as the original Share units.

7.   GENERAL PROVISIONS.

     (a) COMPLIANCE WITH LEGAL AND TRADING REQUIREMENTS. The Plan shall be subject to all applicable laws, rules and regulations, including, but not limited to, U.S. federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under the Plan until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any U.S. state or federal law, rule or regulation or under laws, rules or regulations of other jurisdictions as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under U.S. federal or state law or under the laws of other jurisdictions.

     (b) NO RIGHT TO CONTINUED SERVICE. Neither the Plan nor any action taken thereunder shall be construed as giving any Director the right to be retained in the service of the Company or any of its subsidiaries or affiliates, nor shall it interfere in any way with the right of the Company or any of its subsidiaries or affiliates to terminate any Director's service at any time.

     (c) TAXES. The Company is authorized to withhold from any Shares delivered under this Plan or on exercise of an Option any amounts of withholding and other taxes due in connection therewith, and to take such other action as the Company may deem advisable to enable the Company and a Participant to satisfy obligations for the payment of any withholding taxes and other tax obligations relating thereto. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (d) AMENDMENT. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders of the Company or
Participants,   except  that  any  such   amendment,   alteration,   suspension,
discontinuation, or termination shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any U.S. federal law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any award theretofore granted to him or her or compensation previously deferred by him or her hereunder.

     (e) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to a Restricted Stock Unit Award or a deferral election, nothing contained in the Plan shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; PROVIDED, HOWEVER, that the Company may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Company otherwise determines with the consent of each affected Participant.

     (f) NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensation arrangements as it may deem desirable, including, without limitation, the granting of options on Shares and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (g) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan. Cash shall be paid in lieu of such fractional Shares.

     (h) GOVERNING LAW. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws thereof.

     (i) EFFECTIVE DATE; PLAN TERMINATION. The Plan as amended and restated shall become effective as of March 7, 2003 (the "Effective Date"), upon approval by the shareholder of the Company. The Plan shall terminate as to future awards on April 28, 2008 or, if earlier, at such time as no Shares remain available for issuance pursuant to Section 4, and the Company has no further obligations with respect to any award granted or compensation deferred under the Plan.

     (j) TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

XL CAPITAL [LOGO]                           2003 Annual General Meeting
                                            May 9, 2003
                                            Hamilton, Bermuda


                    THERE ARE THREE WAYS TO VOTE YOUR PROXY


                                    TELEPHONE

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1 - 800 - 786 - 5337, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 5 p.m. Eastern Time on Thursday, May 8, 2003.

                                    INTERNET

Visit the  Internet  website at  HTTP://PROXY.GEORGESON.COM.  Enter the  COMPANY
NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. Available until 5 p.m. Eastern Time on Thursday, May 8, 2003.

                                      MAIL

Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.


            ------------------               --------------------
              COMPANY NUMBER                    CONTROL NUMBER
            ------------------               --------------------


          TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


-----   PLEASE MARK YOUR
  X     VOTE AS INDICATED
-----   IN THIS EXAMPLE.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       PROPOSALS 1 THROUGH 4 (INCLUSIVE).
--------------------------------------------------------------------------------

                                              FOR all nominees      WITHHOLD
                                             listed (except as      AUTHORITY
                                               marked to the     to vote for all
                                                 contrary)          nominees

1. To elect the following four Nominees            [  ]               [  ]
   as Class II Directors to hold office
   until 2006:

   (01) D. R. Comey       (02) B. M. O'Hara
   (03) J. T. Thornton    (04) J. W. Weiser


INSTRUCTION: To withhold authority to vote for any nominee listed, write that nominee's name in the space provided below:

------------------------------------------------------------------

                                                 FOR      AGAINST    ABSTAIN

2. To appoint PricewaterhouseCoopers             [  ]      [  ]        [  ]
   LLP, New York, to act as the
   Independent Auditors of the Company
   for the fiscal year ending December
   31, 2003.

                                                 FOR      AGAINST    ABSTAIN

3. To approve the amendment and                  [  ]      [  ]        [  ]
   restatement of the Company's 1991
   Performance Incentive Program.

                                                 FOR      AGAINST    ABSTAIN

4. To approve the amendment and                  [  ]      [  ]        [  ]
   restatement of the Company's
   Directors Stock & Option Plan.


DATE:                                                                     , 2003
     --------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SIGNATURE(S)

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer, or in a fiduciary capacity, please indicate the capacity in which you are signing.

                         PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

P
R
O
X
Y
                                 XL CAPITAL LTD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of class A ordinary shares of XL Capital Ltd hereby appoints Brian M. O'Hara or, failing him, Paul S. Giordano to be its proxy and to vote for the undersigned on all matters arising at the meeting or any adjournment thereof and to represent the undersigned at the Annual General Meeting of Class A Ordinary Shareholders of XL Capital Ltd to be held on May 9, 2003 in Hamilton, Bermuda.

THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" ITEMS 1 THROUGH 4 (INCLUSIVE) ON THE REVERSE HEREOF, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH ARE ACKNOWLEDGED.THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

       (Continued, and to be marked, dated and signed, on the other side)

                                                              ------------------
                                                               SEE REVERSE SIDE
                                                              ------------------

XL CAPITAL [LOGO]                           2003 Annual General Meeting
                                            May 9, 2003
                                            Hamilton, Bermuda




                        Simply complete, sign and date
                        your Card and return it in the
                        postage-paid envelope.



                         PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


-----   PLEASE MARK YOUR
  X     VOTE AS INDICATED
-----   IN THIS EXAMPLE.


--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       PROPOSALS 1 THROUGH 4 (INCLUSIVE).
--------------------------------------------------------------------------------
                                              FOR all nominees      WITHHOLD
                                             listed (except as      AUTHORITY
                                               marked to the     to vote for all
                                                 contrary)          nominees

1. To elect the following four Nominees            [  ]                [  ]
   as Class II Directors to hold office
   until 2006:

   (01) D. R. Comey     (02) B. M. O'Hara
   (03) J. T. Thornton  (04) J. W. Weiser


INSTRUCTION: To withhold authority to vote for any nominee listed, write that nominee's name in the space provided below:

------------------------------------------------------------------


                                                 FOR      AGAINST    ABSTAIN

2. To appoint PricewaterhouseCoopers             [  ]      [  ]        [  ]
   LLP, New York, to act as the
   Independent Auditors of the Company
   for the fiscal year ending December
   31, 2003.

                                                 FOR      AGAINST    ABSTAIN

3. To approve the amendment and                  [  ]      [  ]        [  ]
   restatement of the Company's 1991
   Performance Incentive Program.

                                                 FOR      AGAINST    ABSTAIN

4. To approve the amendment and                  [  ]      [  ]        [  ]
   restatement of the Company's
   Directors Stock & Option Plan.


DATE:                                                                     , 2003
     --------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SIGNATURE(S)

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer, or in a fiduciary capacity, please indicate the capacity in which you are signing.

                         PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


                                 XL CAPITAL LTD

              VOTING INSTRUCTION FORM FOR SHARES OF XL CAPITAL LTD HELD BY PARTICIPANTS IN THE XL AMERICA EMPLOYEE SAVINGS PLAN

The Trustee for the above mentioned plan is hereby directed to vote, as indicated on the reverse side of this Voting Instruction Form (VIF), in person or by proxy, all of the class A ordinary shares of XL Capital Ltd allocated to the undersigned's account at the 2003 Annual Meeting of XL Capital Ltd to be held on Friday, May 9, 2003 and at any adjournment(s) thereof, in accordance with the instructions notice on the reverse side. Receipt of notice of the meeting and Proxy Statement is hereby acknowledged. The undersigned understands that this VIF, properly completed, must be received no later than 5:00 p.m., Eastern time, on May 6, 2003, in order for the shares to be voted in accordance with the instructions set forth on the reverse side. The undersigned also understands that, by signing, dating and returning this VIF, the Trustee or proxies will vote for each proposal for which voting instructions are not provided and in the discretion of the Trustee or proxies on all matters that may properly come before the Annual Meeting. The undersigned further understands that the Trustee intends to vote or grant proxies with respect to all uninstructed shares held under the Plan in the same proportion as the shares of all Plan participants who have timely delivered properly executed voting instructions, unless otherwise required by law.

             UNDER THE TERMS OF THE PLAN,THE TRUSTEE WILL HOLD YOUR
                       VOTING INSTRUCTION IN CONFIDENCE.

       (Continued, and to be marked, dated and signed, on the other side)